UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21913
BHR Institutional Funds

(Exact name of registrant as specified in charter)
1160 West Swedesford Road, Suite 140
Berwyn, PA 19312

(Address of principal executive offices) (Zip code)
Peter Moran
BHR Fund Advisors, LP
1160 West Swedesford Road, Suite 140
Berwyn, PA 19312

(Name and address of agent for service)
Registrant’s telephone number, including area code: 610-854-0900
Date of fiscal year end: September 30
Date of reporting period: September 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
ClariVest International Equity Fund
ClariVest SMid Cap Core Growth Fund
Annual Report
September 30, 2008

Contents

1 Letter to Shareholders

3 Disclosure of Fund Expenses

4 Performance

6 Investment Review

8 Schedule of Investments

13 Financial Statements

19 Notes to Financial Statements

23 Report of Independent Registered Public Accounting Firm

24 Board Considerations Regarding New Investment Management and Sub-Advisory Agreements

26 Interested and Independent Trustees of the Trust

27 Officers of the Trust

28 Additional Fund Information
This report is submitted for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Funds’ current prospectus.
Shares of the Funds are distributed by PFPC Distributors, Inc. 760 Moore Road, King of Prussia, PA 19406
BHR ClariVest Funds 2008 Annual Report

Letter to Shareholders
September 30, 2008
(Unaudited)
Dear Fellow Shareholder:
During the past year, we have been faced with an unprecedented global economic crisis. This crisis began with a number of seemingly unrelated events, but quickly became a line of cascading dominos, with each consecutive domino causing further damage to our economy and the broad financial markets. As President of the BHR Institutional Funds, I would like to offer my impressions of the economic events that have taken place over the past year. I hope that this helps to provide perspective on the impact that recent market turmoil has had on your investments in the BHR Institutional Funds.
Over the past 20 years, the financial markets have undergone substantial changes as advances in technology and the move toward globalization have pushed the boundaries of financial innovation. As I have watched the events of the last year unfold, I have focused on four trends that I believe have contributed to the current economic environment. The first trend is the unstoppable move toward a truly global economy and the advancement of capitalism around the world. I believe that this is ultimately a positive trend that will set the stage for continued investment opportunities in the decades ahead. However, in the current environment it has combined with a number of other trends to push markets nearly to the breaking point. The second trend has been the steady drive toward deregulation in the financial markets. This trend has been supported in all corners of the United States political system and by governments abroad. In general, less government regulation is good for capital formation and innovation. Deregulation supported a third trend of financial product engineering and the development of innovative, but very complex financial instruments. These were designed, tested, packaged and rated by the smartest people in our global financial system. Capital formation drives profit and, while profit is one of the strongest motivations in a capitalist economy, overreaching for profits led to the fourth trend, which was widespread speculation and greed. Greed took many forms, including fraudulent lending practices, poor assessment of credit risk and rampant real estate speculation.
These trends set the stage for the difficulties that we now face. In short, if the global economy was a forest, conditions were the following: a hot summer, no rain, high winds, air tankers in for repairs and all of the smoke jumpers away on vacation. All we needed was a spark.
After the technology bubble burst and the terrorist attacks of 9/11, the Federal Reserve flooded the credit markets with low cost funds. At the same time, the trends outlined above were becoming more evident in the marketplace. Increased global demand contributed to a spike in commodity prices which concerned the Federal Reserve. As a result, the Federal Reserve began tightening, which was the normal course of action in an effort to head off inflation. Unfortunately, this appears to have been the spark that lit the fire. In recent testimony to Congress, former Federal Reserve Chairman Alan Greenspan indicated the Federal Reserve likely kept interest rates too low for too long. There may have been a small window of opportunity to reverse course, unwind many of the complex securities and immediately take steps to regulate certain aspects of the markets, but those steps were not taken. Panic spread through the markets and began escalating out of control after the collapse of Bear Stearns in the spring of 2008.
It is likely that the collapse of the Bear Stearns’ hedge funds in the summer of 2007 was a fire alarm that the Fed and others chose to ignore. In hindsight, it was certainly an indication that four seemingly unrelated and mostly positive trends had become entwined in such a way as to threaten the solvency of the global economy. This global crisis culminated in approval of the Troubled Assets Relief Program (TARP) which was enacted through emergency bipartisan action in Congress. We believe, in keeping with our forest fire analogy, 50% of the forest has been destroyed, some is still on fire and now the clean up must begin. We live, now and forever, in a complex global economy.
We recognize that the BHR Institutional Funds and you, our shareholders, did not escape the impact of the global economic meltdown. All of our mutual funds have experienced negative returns for the period ending September 30, 2008 and have underperformed their benchmarks. The asset management firms that provide investment services to our Funds employ an active approach to security selection. We know that means that there will be market environments in which our Funds will underperform. However, knowing that may happen does not make the experience any less painful for our shareholders. It is difficult to measure the skill of an investment manager during a volatile and unprecedented market environment like we have experienced this year. But we want to assure our shareholders that we and our investment managers are dedicated to achieving better results in the future. We are invested side by side with our
BHR ClariVest Funds 2008 Annual Report      1

shareholders and understand the frustration of underperformance. We seek to be good stewards of your investments in the BHR Institutional Funds and will continue to work to review and oversee the strategies and policies of the portfolios that we offer to investors.
Finally, I would like to update you on a significant and positive development at BHR Fund Advisors, the adviser to the BHR Institutional Funds. In July 2008, BHR Fund Advisors was acquired by a wholly-owned subsidiary of DundeeWealth, Inc. DundeeWealth is one of Canada’s leading independent financial services firms. DundeeWealth oversees more than $50 billion in assets under management and administration. It is listed on the Toronto Stock Exchange (TSX: DW). BHR Fund Advisors is the first U.S. acquisition for DundeeWealth and provides DundeeWealth with a platform for entry into the world’s largest investment market.
In Canada, DundeeWealth has a proud and long history of serving the needs of Canadian investors. Their mutual fund family, Dynamic Funds, is one of the most well regarded mutual fund families in Canada. This new partnership presents an exciting opportunity for BHR and we believe that it offers BHR, our clients and shareholders with substantial short and long term benefits. We will have an improved ability to draw on resources associated with a large global financial services firm to develop infrastructure that will serve all of our clients and partners. With their full support, we expect to improve many facets of our company and to continue our focus on being solid fiduciaries for your investments.
We built our business on four guiding principals:
•	Deliver quality at low cost.

•	Provide transparency for investors by co-branding with our sub-advisors.

•	Provide rigorous oversight of our Funds.

•	Offer innovative products designed to meet investor needs.
These continue to serve as the foundation for our long term business strategy. We thank you for your confidence during this difficult year and look forward to serving your investment needs in the future.
Best Regards,
Peter J. Moran
President
BHR Institutional Funds
2     BHR ClariVest Funds 2008 Annual Report

Disclosure of Fund Expenses
For the Six Month Period April 1, 2008 to September 30, 2008 (Unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the ClariVest International Equity Fund or the ClariVest SMid Cap Core Growth Fund (each a “Fund”, and collectively, the “Funds”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Funds. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
This table illustrates your Fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from a Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds have no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	04/01/08	09/30/08	Ratio(1)	04/01/08-09/30/08(2)

ClariVest International Equity Fund - Class I

Actual Fund Return	$1,000.00	$739.50	0.99%	$4.31
Hypothetical 5% Return	$1,000.00	$1,020.05	0.99%	$5.00

ClariVest SMid Cap Core Growth Fund - Class I

Actual Fund Return	$1,000.00	$914.50	1.00%	$4.78
Hypothetical 5% Return	$1,000.00	$1,020.00	1.00%	$5.05

(1)	Annualized, based on the Fund’s expenses for the period.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 366 to reflect the one-half year period.
BHR ClariVest Funds 2008 Annual Report      3

Performance
ClariVest International Equity Fund
Average Annual Total Returns*
As of September 30, 2008

Class I

1 year	(34.82)%

Since Inception (3/28/07)	(21.72)%

Growth of a $100,000 investment since Fund inception
The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*	Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.
The Morgan Stanley Capital International (“MSCI”) EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside North America: Europe, Australia, Asia and the Far East. The MSCI EAFE is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.
International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.
4     BHR ClariVest Funds 2008 Annual Report

Performance
ClariVest SMid Cap Core Growth Fund
Average Annual Total Returns*
As of September 30, 2008

Class I

1 year	(21.77)%

Since Inception (3/28/07)	(13.44)%

Growth of a $100,000 investment since Fund inception
The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*	Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The Russell 2500 Growth Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.
Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.
BHR ClariVest Funds 2008 Annual Report      5

Investment Review (Unaudited)
Investment Philosophy & Process
ClariVest Asset Management LLC (“ClariVest”) serves as the Sub-Adviser to the Funds. ClariVest was founded in 2006, on the idea that clarity in the investment process is critical to maintaining strong performance and client relationships. ClariVest believes that success in investing is dependent upon several factors, most importantly a disciplined investment strategy with a talented, experienced team of people to execute it.
ClariVest uses a quantitative approach to investing, coupled with portfolio manager insight. The investment philosophy is based on the belief that investor behavior drives stock prices. The investment team seeks to identify excess return potential created by investors’ inefficient response to growth and contraction cycles. The investment framework is designed to capture the potential return created at inflection points where ClariVest believes investors are unwilling or unable to react efficiently to recent information. The firm has developed a disciplined approach to identifying these inflection points and constructing risk-controlled portfolios.
ClariVest constructs the portfolio of the Funds using a quantitatively managed, bottom-up investment style. ClariVest’s stock selection process is based on a model with multiple factors. These factors are designed to identify companies exhibiting the overall characteristics of high recent growth and momentum, low to in-line historical growth and low current valuations. The resulting list is then optimized using a risk model, and the portfolio is created.
ClariVest International Equity Fund
September 30, 2008
Performance Review
For the one year period ending September 30, 2008, the Fund returned -34.82% versus the MSCI EAFE Index return of -30.13%. Since the inception of the Fund on March 28, 2007, it has returned -21.72% versus the MSCI EAFE Index return of -16.43% for the period ending September 30, 2008.
Fund performance was negatively impacted by its holdings in Itochu Corp., a Japan-based trading company, which suffered as crude-oil prices fell sharply and investors exhibited concern that weaker resource prices would result from the global economic slowdown. Other stocks detracting from relative performance for the period included Anglo American PLC, a UK-based mining and natural resources company, and Nippon Mining Holdings, a Japanese metals and mining company. Both stocks fell on fears that a global economic slowdown would weaken the outlook for base metal prices.
Relative to the MSCI EAFE benchmark, the Fund’s most significant country overweights were to Hong Kong, Spain and Japan. The overweight position to Japan detracted from Fund performance. The most significant underweights were to Germany, France and Australia.
Stocks contributing positively to relative performance for the period included CLP Holdings Ltd., an investor-owned power business in Hong Kong, which benefited from its defensive earnings profile. In addition, the company won a contract to build a coal-fired power plant in India, marking the company’s first successful international bid in quite some time and reassuring investors of the company’s potential for global growth. Zurich Financial Services AG, a Swiss insurance-based financial services provider, also contributed positively to results, as the company emerged as one of the better managed non-life groups in Europe and their main competitor, AIG, was on the verge of collapse and had to seek emergency liquidity support from the U.S. government.
The portfolio management team did not make significant changes in the Fund’s strategy or positioning during the period.
6     BHR ClariVest Funds 2008 Annual Report

Investment Review (Unaudited)
(Continued)
ClariVest SMid Cap Core Growth Fund
September 30, 2008
Performance Review
For the one year period ending September 30, 2008, the Fund returned -21.77% versus the Russell 2500 Growth Index return of -20.70%. Since the inception of the Fund on March 28, 2007, the Fund returned -13.44% versus the benchmark return of -10.06% for the period ending September 30, 2008.
Overall for the period, holdings in the Health Care, Industrials and Financials sectors detracted the most from relative performance. Terex Corporation, a manufacturer of construction equipment detracted the most from Fund performance during the period. Health Net Inc., an integrated managed care organization, also detracted from performance as the company announced that it would review its 2008 outlook in light of industry developments.
Stocks contributing positively to relative performance for the period included CF Industries Holdings, a manufacturer and distributor of fertilizer that benefited from strong demand; and Sigma-Aldrich Corp., a developer, manufacturer, purchaser and distributor of biomedical and organic chemicals, due to good earnings performance and favorable prospects for continued growth.
The portfolio management team did not make significant changes in the Fund’s strategy or positioning during the fiscal year.
BHR ClariVest Funds 2008 Annual Report      7

Schedule of Investments
ClariVest International Equity Fund
September 30, 2008

	Number	Market
	of Shares	Value

COMMON STOCKS - 108.2%

Australia - 5.6%

Aditya Birla Minerals, Ltd.	1,428	$1,307
BHP Billiton, Ltd.	272	6,651
Centennial Coal Co., Ltd.	1,610	4,673
CFS Retail Property Trust REIT	1,894	3,361
CSL, Ltd.	132	3,884
David Jones, Ltd.	1,182	4,009
Felix Resources, Ltd.	147	1,969
Incitec Pivot, Ltd.	2,160	9,064
National Australia Bank, Ltd.	81	1,550
Suncorp-Metway, Ltd.	446	3,272
Telstra Corp., Ltd.	735	2,423
Wesfarmers, Ltd.	144	3,235

		45,398

Austria - 0.3%

Erste Group Bank AG	55	2,661

Belgium - 0.3%

Tessenderlo Chemie NV	56	2,761

Finland - 0.2%

Nokia Oyj	97	1,758

France - 5.3%

BNP Paribas	110	10,210
Credit Agricole SA	94	1,770
France Telecom SA	284	7,899
Gaz de France SA	191	9,793
Peugeot SA	158	5,852
Renault SA	40	2,503
Sanofi-Aventis SA	39	2,550
Unibail-Rodamco REIT	11	2,196

		42,773

Germany - 3.3%

Allianz SE	89	12,036
Deutsche Boerse AG	40	3,589
E.ON AG	195	9,746
K+S AG	20	1,366

		26,737

Greece - 0.4%

Alapis Holding Industrial and Commercial SA	721	1,509
Babis Vovos International Construction SA	77	2,109

		3,618

Hong Kong - 8.5%

Cheung Kong Infrastructure Holdings, Ltd.	2,000	9,247
CLP Holdings, Ltd.	2,000	16,061
Hongkong Electric Holdings, Ltd.	2,500	15,616
Kingboard Chemical Holdings, Ltd.	1,000	3,368
Pacific Basin Shipping, Ltd.	12,000	9,737
Swire Pacific, Ltd.	1,000	8,681
VTech Holdings, Ltd.*	1,000	5,796

		68,506

Italy - 7.6%

Assicurazioni Generali SpA	183	6,010
Enel SpA	2,834	23,447
ENI SpA	195	5,095
Fiat SpA	291	3,830
Immobiliare Grande Distribuzione REIT	716	1,577
Intesa Sanpaolo SpA	520	2,808
Telecom Italia SpA	2,734	4,040
UniCredit SpA	1,221	4,455
Unione di Banche Italiane SCPA	452	9,790

		61,052

Japan - 27.5%

Dena Co., Ltd.	1	3,881
Fujitsu, Ltd.	2,000	10,983
Hitachi Cable, Ltd.	1,000	3,353
Hogy Medical Co., Ltd.	100	4,531
Hokuhoku Financial Group, Inc.	3,000	6,443
ITOCHU Corp.	3,000	17,576
Izumi Co., Ltd.	400	5,539
KDDI Corp.	1	5,548
Kobe Steel, Ltd.	4,000	7,799
Kyoei Steel, Ltd.	200	3,755
Kyorin Co., Ltd.	1,000	11,614
Makita Corp.	100	1,978
Miraca Holdings, Inc.	300	5,765
Mitsubishi UFJ Financial Group, Inc.	900	7,570
Mizuho Financial Group, Inc.	1	4,163
Musashi Seimitsu Industry Co., Ltd.	100	1,736
Nihon Chouzai Co., Ltd.	80	1,081
Nippon Denko Co., Ltd.	1,000	6,075
Nippon Metal Industry Co., Ltd.	3,000	5,312
Nippon Oil Corp.	2,000	9,890
Nippon Telegraph & Telephone Corp.	2	8,835
Nippon Yusen Kabushiki Kaisha	1,000	6,292
NTT DoCoMo, Inc.	11	17,396
Obara Corp.	100	830
Ohara, Inc.	100	1,040
The Okinawa Electric Power Co., Inc.	100	4,738
Orient Corp.	1,000	1,300
Pacific Golf Group International Holdings KK	2	1,300
8     BHR ClariVest Funds 2008 Annual Report

Schedule of Investments
(Continued)
ClariVest International Equity Fund
September 30, 2008

	Number	Market
	of Shares	Value

Japan (continued)

Press Kogyo Co., Ltd.	1,000	$2,666
Ricoh Co., Ltd.	1,000	13,630
Round One Corp.	2	1,556
Sankyu, Inc.	1,000	3,504
Snow Brand Milk Products Co., Ltd.	1,000	3,174
Sumisho Computer Systems Corp.	200	3,007
Sumitomo Corp.	1,100	9,957
Sumitomo Mitsui Financial Group, Inc.	1	5,934
Toho Pharmaceutical Co., Ltd.	100	1,401
Tokio Marine Holdings, Inc.	100	3,523
Tsumura & Co.	300	7,573

		222,248

Luxembourg - 0.3%

ArcelorMittal	39	1,926

Netherlands - 0.8%

ING Groep NV CVA	321	6,732

Norway - 0.7%

Songa Offshore ASA	600	5,582

Singapore - 2.0%

Neptune Orient Lines, Ltd.	2,000	2,504
Singapore Press Holdings, Ltd.	4,000	11,135
Straits Asia Resources, Ltd.	2,000	2,084

		15,723

Spain - 10.1%

Actividades de Construccion y Servicios SA	483	19,315
Banco Bilbao Vizcaya Argentaria SA	382	6,149
Banco Santander SA	576	8,495
Corporacion Financiera Alba SA	79	3,204
Repsol YPF SA	786	23,075
Solaria Energia y Medio Ambiente SA*	187	1,022
Telefonica SA	864	20,377

		81,637

Sweden - 1.6%

Axfood AB	150	4,023
Meda AB, Class A	200	1,907
Nordea Bank AB	600	6,979

		12,909

Switzerland - 4.7%

Novartis AG	190	9,922
PSP Swiss Property AG	35	2,024
Swiss Reinsurance	55	2,977
Swisscom AG	19	5,617
Zurich Financial Services AG	65	17,739

		38,279

United Kingdom - 29.0%

Amlin PLC	458	2,575
Anglo American PLC	551	18,218
AstraZeneca PLC	275	12,058
Aviva PLC	1,037	8,872
BAE Systems PLC	649	4,766
BG Group PLC	1,097	19,808
BP PLC	2,072	17,136
British American Tobacco PLC	695	22,732
Cookson Group PLC	165	1,371
Diageo PLC	502	8,456
GlaxoSmithKline PLC	147	3,173
HSBC Holdings PLC	569	9,138
Keller Group PLC	129	1,526
Prudential PLC	995	9,001
Rio Tinto PLC	97	6,001
Royal Bank of Scotland Group PLC	1,867	5,957
Royal Dutch Shell PLC, Class B	953	26,805
Standard Chartered PLC	307	7,360
Standard Life PLC	1,992	8,521
Vedanta Resources PLC	374	7,686
Vodafone Group PLC	12,735	27,852
Xstrata PLC	184	5,628

		234,640

Total Investments - 108.2% (Cost $1,196,798)**		874,940
Liabilities in Excess of Other Assets - (8.2%)		(66,456)

NET ASSETS - 100.0%		$808,484

REIT - Real Estate Investment Trust.

*	Non-income producing security.

**	Aggregate cost for federal income tax purpose is $1,197,001 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$8,008
Gross unrealized depreciation	(330,069)

Net unrealized depreciation	$(322,061)

BHR ClariVest Funds 2008 Annual Report      9

Schedule of Investments
(Continued)
ClariVest International Equity Fund
September 30, 2008

Sector Allocation	% of Net Assets

Financials	26.1%
Energy	14.3
Telecommunication Services	12.4
Utilities	11.0
Materials	10.4
Industrials	10.1
Health Care	7.9
Consumer Discretionary	5.7
Consumer Staples	5.5
Information Technology	4.8
Other Liabilities - Net	(8.2)

100.0%

See Notes to Financial Statements
10     BHR ClariVest Funds 2008 Annual Report

Schedule of Investments
ClariVest SMid Cap Core Growth Fund
September 30, 2008

	Number	Market
	of Shares	Value

COMMON STOCKS - 102.4%

Consumer Discretionary - 7.9%

Aaron Rents, Inc.	27	$731
Advance Auto Parts, Inc.	28	1,110
Bally Technologies, Inc.*	27	818
BorgWarner, Inc.	29	950
DeVry, Inc.	13	644
Foot Locker, Inc.	69	1,115
GameStop Corp., Class A*	43	1,471
M/I Homes, Inc.	63	1,435
Perry Ellis International, Inc.*	98	1,461
Rent-A-Center, Inc.*	50	1,114
Ross Stores, Inc.	47	1,730
Skechers U.S.A., Inc., Class A*	52	875
Standard Motor Products, Inc.	123	765
The Wet Seal, Inc., Class A*	474	1,721
Wolverine World Wide, Inc.	59	1,561

		17,501

Consumer Staples - 4.7%

American Oriental Bioengineering, Inc.*	156	1,012
Church & Dwight Co., Inc.	62	3,850
Flowers Foods, Inc.	36	1,057
Fresh Del Monte Produce, Inc.*	49	1,088
Molson Coors Brewing Co., Class B	26	1,215
Omega Protein Corp.*	84	988
Prestige Brands Holdings, Inc.*	126	1,119

		10,329

Energy - 9.1%

Cimarex Energy Co.	22	1,076
Clayton Williams Energy, Inc.*	24	1,693
ENGlobal Corp.*	138	1,831
Grey Wolf, Inc.*	221	1,719
Hugoton Royalty Trust	127	3,409
Oil States International, Inc.*	21	742
Permian Basin Royalty Trust	96	2,231
Pioneer Drilling Co.*	104	1,383
Stone Energy Corp.*	48	2,032
Unit Corp.*	60	2,989
W&T Offshore, Inc.	37	1,010

		20,115

Financials - 1.5%

Annaly Capital Management, Inc. REIT	94	1,264
Financial Select Sector SPDR Fund	100	1,989

		3,253

Health Care - 21.5%

Adolor Corp.*	291	1,004
Alkermes, Inc.*	97	1,290
AMERIGROUP Corp.*	54	1,363
Analogic Corp.	35	1,742
Bio-Rad Laboratories, Inc., Class A*	9	892
Centene Corp.*	65	1,333
Conmed Corp.*	64	2,048
Covance, Inc.*	18	1,591
Enzo Biochem, Inc.*	78	856
eResearch Technology, Inc.*	193	2,299
Humana, Inc.*	53	2,184
Intuitive Surgical, Inc.*	5	1,205
Invacare Corp.	101	2,438
Invitrogen Corp.*	44	1,663
King Pharmaceuticals, Inc.*	188	1,801
Lincare Holdings, Inc.*	42	1,264
Martek Biosciences Corp.*	34	1,068
Matrixx Initiatives, Inc.*	60	1,073
Meridian Bioscience, Inc.	34	987
Merit Medical Systems, Inc.*	181	3,397
Nabi Biopharmaceuticals*	195	909
Omnicare, Inc.	88	2,532
PerkinElmer, Inc.	92	2,297
Pharmaceutical Product Development, Inc.	61	2,522
Skilled Healthcare Group, Inc., Class A*	100	1,589
Thoratec Corp.*	84	2,205
Universal Health Services, Inc., Class B	20	1,121
Waters Corp.*	49	2,851

		47,524

Industrials - 24.3%

AGCO Corp.*	53	2,258
AMETEK, Inc.	76	3,099
Argon ST, Inc.*	67	1,574
AMR Corp.*	112	1,100
Bucyrus International, Inc.	36	1,608
CDI Corp.	62	1,384
Copart, Inc.*	72	2,736
Donaldson Co., Inc.	19	796
Dover Corp.	56	2,271
Ducommun, Inc.	69	1,648
Federal Signal Corp.	85	1,165
Flowserve Corp.	27	2,397
Gibraltar Industries, Inc.	151	2,825
Goodrich Corp.	25	1,040
Granite Construction, Inc.	35	1,254
Hawaiian Holdings, Inc.*	264	2,450
Hub Group, Inc., Class A*	42	1,581
Jacobs Engineering Group, Inc.*	48	2,607
Kansas City Southern*	25	1,109
Kirby Corp.*	71	2,694
Lydall, Inc.*	69	664
MasTec, Inc.*	183	2,432
MSC Industrial Direct Co., Inc., Class A	48	2,211
Navistar International Corp.*	22	1,192
NCI Building Systems, Inc.*	51	1,619
Tecumseh Products Co., Class A*	66	1,653
BHR ClariVest Funds 2008 Annual Report     11

Schedule of Investments
(Continued)
ClariVest SMid Cap Core Growth Fund
September 30, 2008

	Number	Market
	of Shares	Value

Industrials (continued)

Terex Corp.*	47	$1,434
Valmont Industries, Inc.	11	910
Watson Wyatt Worldwide, Inc., Class A	33	1,641
Woodward Governor Co.	35	1,234
Xerium Technologies, Inc.	177	1,140

		53,726

Information Technology - 24.4%

Activision Blizzard, Inc.*	192	2,963
Adaptec, Inc.*	712	2,335
Affiliated Computer Services, Inc., Class A*	67	3,392
Alliance Data Systems Corp.*	45	2,852
Amkor Technology, Inc.*	172	1,096
ANSYS, Inc.*	42	1,591
Arrow Electronics, Inc.*	38	996
Avnet, Inc.*	40	985
Avocent Corp.*	24	491
CIBER, Inc.*	95	664
Compuware Corp.*	375	3,634
CSG Systems International, Inc.*	116	2,033
EarthLink, Inc.*	348	2,958
FLIR Systems, Inc.*	51	1,959
The Hackett Group, Inc.*	210	1,142
Hewitt Associates, Inc., Class A*	79	2,879
iGATE Corp.*	225	1,951
Integral Systems, Inc.*	30	623
Integrated Device Technology, Inc.*	180	1,400
Jabil Circuit, Inc.	163	1,555
Mastech Holdings, Inc.*	15	114
Mentor Graphics Corp.*	110	1,249
MICROS Systems, Inc.*	63	1,680
NCR Corp.*	52	1,147
QLogic Corp.*	146	2,243
SAIC, Inc.*	108	2,185
Skyworks Solutions, Inc.*	421	3,520
Sybase, Inc.*	70	2,143
Volterra Semiconductor Corp.*	107	1,362
Western Digital Corp.*	40	853

		53,995

Materials - 6.9%

Airgas, Inc.	51	2,532
CF Industries Holdings, Inc.	13	1,189
Compass Minerals International, Inc.	18	943
FMC Corp.	45	2,313
Sigma-Aldrich Corp.	106	5,557
Steel Dynamics, Inc.	84	1,436
Terra Industries, Inc.	48	1,411

		15,381

Telecommunication Services - 2.1%

CenturyTel, Inc.	125	$4,581

Total Common Stocks
(Cost $253,002)		226,405

	Principal
	Amount

SHORT-TERM INVESTMENT - 1.9%

PNC Bank Money Market
Account 1.49%***, due 10/01/2008	$4,130	4,130

Total Short-Term Investment
(Cost $4,130)		4,130

Total Investments - 104.3%
(Cost $257,132)**		230,535

Liabilities in Excess of Other Assets - (4.3%)		(9,382)

NET ASSETS - 100.0%		$221,153

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $256,831 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$8,242
Gross unrealized depreciation	(34,538)

Net unrealized depreciation	$(26,296)

***	Current yield.

Sector Allocation	% of Net Assets

Information Technology	24.4%
Industrials	24.3
Health Care	21.5
Energy	9.1
Consumer Discretionary	7.9
Materials	6.9
Consumer Staples	4.7
Telecommunication Services	2.1
Financials	1.5
Other Liabilities - Net	(2.4)

100.0%

See Notes to Financial Statements
12     BHR ClariVest Funds 2008 Annual Report

Statements of Assets and Liabilities
September 30, 2008

	ClariVest	ClariVest
	International	SMid Cap Core
	Equity Fund	Growth Fund
Assets:

Investments, at market value (cost $1,196,798 and $257,132, respectively) (Note 2)	$874,940	$230,535
Receivable from investments sold	4,077	4,227
Dividends and interest receivable	6,292	200
Prepaid expenses	6,741	5,551

Total assets	892,050	240,513

Liabilities:

Payable for investments purchased	—	4,408
Cash overdraft	63,702	—
Foreign currency overdraft (cost $386 and $0, respectively)	802	—
Investment advisory fee payable (Note 4)	1,444	2,148
Administration and accounting fees payable (Note 5)	8,994	7,743
Chief Compliance Officer fees payable (Note 4)	31	8
Custodian fees payable (Note 5)	4,778	2,551
Transfer agent fees payable (Note 5)	2,099	2,001
Other accrued expenses	1,716	501

Total liabilities	83,566	19,360

Net Assets	$808,484	$221,153

Net Assets consist of:

Paid-in-capital	$1,221,825	$278,533
Accumulated net investment income (loss)	24,285	(1,323)
Accumulated net realized loss on investments	(115,352)	(29,460)
Net unrealized depreciation of investments and translation of foreign currency denominated assets and liabilities	(322,274)	(26,597)

Net Assets	$808,484	$221,153

Shares Outstanding - Class I:

(Unlimited number of shares authorized, par value $0.001 per share)	121,226	29,529

Net asset value, offering and redemption price per share* (Note 2)	$6.67	$7.49

*	Shares of the ClariVest International Equity Fund redeemed within 90 days of purchase are charged a 2% redemption fee.
See Notes to Financial Statements
BHR ClariVest Funds 2008 Annual Report      13

Statements of Operations
For the Year Ended September 30, 2008

	ClariVest	ClariVest
	International	SMid Cap Core
	Equity Fund	Growth Fund
Investment Income:

Dividends (net of foreign withholding taxes of $3,631 and $0, respectively)	$40,713	$2,363

Interest	280	236

Total investment income	40,993	2,599

Expenses:

Investment advisory fees (Note 4)	8,947	2,323
Administration and accounting fees (Note 5)	106,153	93,575
Audit fees	12,000	12,000
Chief Compliance Officer fees (Note 4)	579	131
Custodian fees (Note 5)	30,467	16,330
Insurance expense	2,283	519
Legal fees	5,880	2,315
Offering costs (Note 2)	3,476	3,458
Printing fees	4,147	2,512
Registration and filing fees	21,405	21,494
Transfer agent fees (Note 5)	25,582	24,228
Trustees’ fees and expenses (Note 4)	3,239	729
Other	101	49

Subtotal	224,259	179,663
Fees waived and reimbursed by Adviser (Note 4)	(198,791)	(163,273)
Fees waived by Fund’s service provider (Note 5)	(13,658)	(13,658)

Total net expenses	11,810	2,732

Net Investment Income (Loss)	29,183	(133)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized loss on investments	(108,652)	(16,119)
Net realized gain on foreign currency transactions	301	—
Net change in unrealized depreciation on investments	(386,704)	(48,303)
Net change in unrealized depreciation on translation of other assets and liabilities denominated in foreign currency	(888)	—

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(495,943)	(64,422)

Net Decrease in Net Assets Resulting from Operations	$(466,760)	$(64,555)

See Notes to Financial Statements
14     BHR ClariVest Funds 2008 Annual Report

Statements of Changes in Net Assets
ClariVest International Equity Fund

	For the Year Ended	For the Period Ended
	September 30, 2008	September 30, 2007*
Operations:

Net investment income	$29,183	$19,454
Net realized loss on investments and foreign currency transactions	(108,351)	(6,791)
Net change in unrealized (depreciation) appreciation on investments and on translation of other assets and liabilities denominated in foreign currency	(387,592)	65,319

Net (decrease) increase in net assets resulting from operations	(466,760)	77,982

Distributions to Shareholders from:

Net investment income	(44,052)	—

Total distributions to shareholders	(44,052)	—

Capital Stock Transactions (Class I):

Shares sold	12,000	1,671,795
Shares issued as reinvestment of distributions	44,052	—
Shares redeemed	(173,911)	(312,622)

Net (decrease) increase in net assets from capital stock transactions	(117,859)	1,359,173

Net (decrease) increase in net assets	(628,671)	1,437,155

Net Assets:

Beginning of period	1,437,155	—

End of period	$808,484	$1,437,155

Accumulated Net Investment Income	$24,285	$28,910

Capital Share Transactions (Class I):

Shares sold	1,563	165,520
Shares issued as reinvestment of distributions	4,613	—
Shares redeemed	(20,468)	(30,002)

Net (decrease) increase in shares outstanding	(14,292)	135,518

*	The Fund commenced operations on March 28, 2007.
See Notes to Financial Statements
BHR ClariVest Funds 2008 Annual Report      15

Statements of Changes in Net Assets
ClariVest SMid Cap Core Growth Fund

	For the Year Ended	For the Period Ended
	September 30, 2008	September 30, 2007*
Operations:

Net investment (loss) income	$(133)	$451
Net realized loss on investments	(16,119)	(13,695)
Net change in unrealized (depreciation) appreciation on investments	(48,303)	21,706

Net (decrease) increase in net assets resulting from operations	(64,555)	8,462

Distributions to Shareholders from:

Net investment income	(21,126)	—

Total distributions to shareholders	(21,126)	—

Capital Stock Transactions (Class I):

Shares sold	—	300,051
Shares issued as reinvestment of distributions	21,126	—
Shares redeemed	(22,784)	(21)

Net (decrease) increase in net assets from capital stock transactions	(1,658)	300,030

Net (decrease) increase in net assets	(87,339)	308,492

Net Assets:

Beginning of period	308,492	—

End of period	$221,153	$308,492

Accumulated Net Investment (Loss) Income	$(1,323)	$9,907

Capital Share Transactions (Class I):

Shares sold	—	30,005
Shares issued as reinvestment of distributions	2,212	—
Shares redeemed	(2,686)	(2)

Net (decrease) increase in shares outstanding	(474)	30,003

*	The Fund commenced operations on March 28, 2007.
See Notes to Financial Statements
16     BHR ClariVest Funds 2008 Annual Report

Financial Highlights
ClariVest International Equity Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the
	Year Ended	Period Ended
	09/30/08	09/30/07(1)
	Class I	Class I
Net asset value, beginning of period	$10.60	$10.00

Income (Loss) from Investment Operations:

Net investment income	0.22 (2)	0.21
Net realized and unrealized (loss) gain on investments	(3.81)	0.39

Total from investment operations	(3.59)	0.60

Less Distributions:

From net investment income	(0.34)	—

Total distributions	(0.34)	—

Net asset value, end of period	$6.67	$10.60

Total return	(34.82%)	6.00	%*

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$808	$1,437
Operating expenses:
Before expense reimbursement/waiver	18.80%	26.48	%**
After expense reimbursement/waiver	0.99%	0.99	%**
Net investment income	2.45%	2.89	%**
Portfolio turnover rate	93.75%	81.50	%*

(1)	The Fund commenced operations on March 28, 2007.

(2)	Calculated based on the average number of shares outstanding during the period.

*	Non-annualized.

**	Annualized.
See Notes to Financial Statements
BHR ClariVest Funds 2008 Annual Report      17

Financial Highlights
ClariVest SMid Cap Core Growth Fund
For a Fund Share Outstanding Throughout Each Period

	For the		For the
	Year Ended		Period Ended
	09/30/08		09/30/07(1)
	Class I		Class I
Net asset value, beginning of period	$10.28		$10.00

Income from Investment Operations:

Net investment income (loss)	—	(2)***	0.33
Net realized and unrealized loss on investments	(2.09)		(0.05)

Total from investment operations	(2.09)		0.28

Less Distributions:

From net investment income	(0.70)		—

Total distributions	(0.70)		—

Net asset value, end of period	$7.49		$10.28

Total return	(21.77%)		2.80	%*

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$221		$308
Operating expenses:
Before expense reimbursement/waiver	65.75%		70.54	%**
After expense reimbursement/waiver	1.00%		1.00	%**
Net investment income (loss)	(0.05%)		0.29	%**
Portfolio turnover rate	147.91%		44.37	%*

(1)	The Fund commenced operations on March 28, 2007.

(2)	Calculated based on the average number of shares outstanding during the period.

*	Non-annualized.

**	Annualized.

***	Amount represents less than $(0.01)
See Notes to Financial Statements
18     BHR ClariVest Funds 2008 Annual Report

Notes to Financial Statements
September 30, 2008
1. Organization
The ClariVest International Equity Fund (the “International Equity Fund”) and the ClariVest SMid Cap Core Growth Fund (“SMid Cap Core Growth Fund”) (formerly SMid Cap Growth Fund) (each a “Fund” and collectively, the “Funds”) are a separate series of the BHR Institutional Funds (the “Trust”), a registered investment management company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). Each Fund is a separate mutual fund, and each share of a Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that Fund and are subject to liabilities related thereto. Each Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2008, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the International Equity Fund and the SMid Cap Core Growth Fund, which commenced operations on March 28, 2007. The financial statements of the remaining series in the Trust are presented in separate documents. The International Equity Fund and the SMid Cap Core Growth Fund are diversified portfolios as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).
The International Equity Fund seeks long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of companies located outside of the U.S. The SMid Cap Core Growth Fund seeks long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in common stocks and other equity securities of U.S. companies with small and mid capitalizations.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by each Fund in the preparation of their financial statements:
Security Valuation: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.
Securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Securities which are primarily traded in Latin American or South American markets are valued each day at approximately the time of close of regular trading on the New York Stock Exchange. When the New York Stock Exchange is open, but the foreign market on which a security primarily trades is closed, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board of Trustees) using the prevailing exchange rate.
Foreign Currency Considerations: Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00am Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00pm Eastern time.
The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Offering Costs: Offering costs have been incurred by the Fund. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred
BHR ClariVest Funds 2008 Annual Report      19

Notes to Financial Statements
(Continued)
charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.
Security Transactions and Related Investment Income: Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.
Expenses: Expenses attributable to a specific fund in the Trust shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.
Net Asset Value Per Share: The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. Each Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern Time).
Distributions to Shareholders: The Funds distribute their net investment income and make distributions of net realized capital gains, if any, at least annually.
Redemption Fees: The International Equity Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Fund, if any are reflected in the Statement of Changes in Net Assets.
3. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivative instruments and hedging activities are accounted for, and how derivative instruments and hedging activities affect an entity’s financial performance and financial position. Disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.
4. Investment Advisory Fees and Other Transactions
The International Equity Fund and the SMid Cap Core Growth Fund have entered into an investment management agreement with BHR Fund Advisors, LP (“BHR” or the “Adviser”) (the “Advisory Agreement”) pursuant to which BHR provides investment management services to the Funds and is entitled to receive a fee, which is calculated daily and payable monthly, at an annual rate of 0.75% and 0.85% of the average daily net assets of the International Equity Fund and SMid Cap Core Growth Fund, respectively. As investment adviser to the Funds, BHR has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Funds.
BHR has entered into an investment sub-advisory agreement with ClariVest Asset Management LLC (“ClariVest”) (the “Sub-Advisory Agreement”), pursuant to which ClariVest serves as sub-adviser to the Funds. Sub-advisory fees are paid by BHR, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, BHR and ClariVest provide a continuous investment program for each Fund’s portfolio, and oversee the administration of all aspects relating to each Fund’s business and affairs.
For its services as investment Sub-Adviser to the Funds, ClariVest is entitled to receive investment sub-advisory fees from BHR at an annualized rate, calculated daily based on the average daily net assets of each Fund paid monthly. For the International Equity Fund, ClariVest is paid 0.10% on the first $25,000,000; 0.15% on the next $75,000,000; 0.35% on the next $100,000,000; and 0.55% on the balance of the average daily net assets. For the SMid Cap Core Growth Fund, ClariVest will be paid 0.10% on the first $50,000,000; and 0.73% on the balance of the average daily net assets.
On July 14, 2008, BHR and its partners sold a majority of the partnership interests of the Adviser to 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc.
20     BHR ClariVest Funds 2008 Annual Report

Notes to Financial Statements
(Continued)
(“DundeeWealth”) (the “Transaction”). The Transaction resulted in a change in control of the Adviser and therefore, constituted an assignment, automatically terminating the Advisory Agreement and the Sub-Advisory Agreement (together, the “Original Agreements”) with respect to each Fund, in accordance with the 1940 Act. On May 8, 2008, the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, a new investment management agreement between each of the Funds and the Adviser and a new sub-advisory agreement between the Adviser and ClariVest (together, the “New Agreements”). The terms of the New Agreements are substantially similar to the terms of the Original Agreements with respect to services provided by the Adviser and have identical fee structures. To avoid disruption of the Funds’ investment management programs, on May 20, 2008, the Board approved an interim investment management agreement between the Adviser and each of the Funds and an interim sub-advisory agreement between the Adviser and ClariVest (together the “Interim Agreements”) with respect to the Funds. The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act and became effective upon consummation of the Transaction. To permit BHR to continue as investment adviser and ClariVest to continue as sub-adviser to each of the Funds after the expiration of the Interim Agreements, shareholders of each of the Funds were asked to approve the New Agreements. At a special meeting of the shareholders held on August 29, 2008, shareholders of each of the Funds approved each of the New Agreements.
The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual operating expenses of the International Equity Fund and the SMid Cap Core Growth Fund from exceeding 0.99% and 1.00% of their average daily net assets, respectively during the first three years of Fund operations (“Expense Limitation”). In addition, if at any point during the first three years of the Funds’ operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements as long as Expense Limitations are maintained. For the year ended September 30, 2008, the Adviser waived fees and reimbursed the International Equity Fund $198,791 and the SMid Cap Core Growth Fund $163,273. The balance of recoverable expenses to the Adviser at September 30, 2008, was $320,738 for the International Equity Fund and $221,490 for the SMid Cap Core Growth Fund.
The Trust does not pay any fees to its Officers for their services as such, except for the Chief Compliance Officer, who receives $1,250 per month for the entire Trust. For the year ended September 30, 2008, the International Equity Fund was allocated $579 and the SMid Cap Core Growth Fund $131 in Chief Compliance Officer fees, respectively. The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.
5. Other Service Providers
The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. PNCGIS also acts as transfer agent and dividend disbursing agent for the Funds, and for these services, PNCGIS receives a monthly fee based on shareholder processing activity during the month.
PFPC Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.
PFPC Trust Company acts as custodian (the “Custodian”) of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.
Pursuant to a services agreement, PNCGIS has agreed to waive $13,658 for the International Equity Fund and $13,658 for the SMid Cap Core Growth Fund in administrative and accounting, custodial and transfer agent fees for the year ending September 30, 2008.
6. Distributions To Shareholders
The tax character of distributions paid during the year ended September 30, 2008, was as follows:

	International	SMid Cap Core
	Equity Fund	Growth Fund
Distributions paid from:
Ordinary income	$44,052	$21,126
7. Investment Transactions
     Investment transactions for the year ended September 30, 2008, excluding temporary short-term investments for each Fund, were as follows:

	Purchases	Sales
International Equity Fund	$1,110,489	$1,160,710
SMid Cap Core Growth Fund	$404,718	$417,179
8. Federal Income Taxes
The Funds intend to qualify for treatment as a regulated investment companies under the Internal Revenue Code of 1986, as amended, and will distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to federal income or excise tax.
BHR ClariVest Funds 2008 Annual Report      21

Notes to Financial Statements
(Continued)
At September 30, 2008, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	International	SMid Cap Core
	Equity Fund	Growth Fund
Undistributed ordinary income	$31,843	$5,390
Other book/tax differences	(7,359)	(7,369)
Capital loss carryforward	(2,365)	(9,007)
Deferred post-October losses	(112,983)	(20,098)
Unrealized depreciation	(322,477)	(26,296)

Total accumulated losses	$(413,341)	$(57,380)

The differences between book and tax-basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales.
Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.
Under the current tax law, capital losses realized after October 31 and prior to the Funds’ fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2008, the International Equity Fund and SMid Cap Core Growth Fund had post-October losses of $112,983 and $20,098, respectively.
As of September 30, 2008, the International Equity Fund and SMid Cap Core Growth Fund had capital loss carryforwards of $2,365 and $9,007, respectively. These amounts are due to expire in the year 2016.
In July 2006, FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), was released. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns (for the tax year ended September 30, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.
9. Reclassifications
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2008, the reclassifications were as follows:
International Equity Fund

	Increase	Increase
Decrease	Accumulated Net	Accumulated Net
Paid-in Capital	Investment Income	Realized Loss
$(10,033)	$10,244	$(211)
SMid Cap Core Growth Fund

	Increase	Increase
Decrease	Accumulated Net	Accumulated Net
Paid-in Capital	Investment Income	Realized Gain
$(10,383)	$10,029	$354
10. Concentration Risks
Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States of America.
Although the Funds have diversified investment portfolios, they may, at certain times, have concentrations which may cause the Funds to be more sensitive to economic changes or events occurring in certain sectors.
11. Indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
22     BHR ClariVest Funds 2008 Annual Report

Report Of Independent Registered Public Accounting Firm
To the Board of Trustees of BHR Institutional Funds and the Shareholders of
ClariVest International Equity Fund and ClariVest SMid Cap Core Growth Fund
We have audited the accompanying statements of assets and liabilities of the Clarivest International Equity Fund and Clarivest SMid Cap Core Growth Fund (formerly SMid Cap Growth Fund), each a series of beneficial interest of BHR Institutional Funds, including the schedules of investments, as of September 30, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period March 28, 2007 (commencement of operations) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clarivest International Equity Fund and Clarivest SMid Cap Core Growth Fund as of September 30, 2008, and the results of their operations for the year then ended, and changes in their net assets and financial highlights for the year then ended and for the period March 28, 2007 through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania
November 25, 2008
BHR ClariVest Funds 2008 Annual Report      23

Board Considerations Regarding New Investment Management and
Sub-Advisory Agreements (Unaudited)
As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), unanimously approved (i) the new investment management Agreement between BHR and the Trust on behalf of each of the International Equity Fund and the SMid Cap Core Growth (the “Funds”) and (ii) the New Sub-Advisory Agreement between BHR and ClariVest at a special meeting of the Board held on May 8, 2008.
In determining whether to approve the new investment management agreement and new sub-advisory agreement, the Board exercised its business judgment and considered information about BHR, ClariVest and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the new investment management and sub-advisory agreements.
1	The Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Board considered the scope and quality of services expected to be provided by BHR and ClariVest, particularly the qualifications and capabilities of the personnel responsible for providing services to the Funds. The Trustees noted that, in addition to managing the investment program of the Funds, BHR provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that BHR would pay for all compensation of officers of the Trust that are also employees of BHR. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by BHR and ClariVest are satisfactory.

2	The Performance of the Funds and the Adviser and Sub-Adviser

The Trustees considered the investment experience of BHR and ClariVest. The Trustees considered the performance of each Fund as well as historical performance of other accounts managed by ClariVest using investment strategies substantially similar to those of the Funds.

3	Costs of Services Provided and Profits Realized by the Adviser

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Funds’ advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Funds compared to their respective peer groups. The Board noted that each Fund’s advisory fee and expense ratio were generally in line with those of its peer group. The Board also noted the Adviser’s agreement to limit the total expenses of the Funds for a period of three years from commencement of operations. They noted that these expense limitations would not be affected by the Transaction. The Board also noted that the Sub-Adviser’s fees will be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of a Sub-Adviser.

4	Economies of Scale and Fee Levels Reflecting Those Economies

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.

5	Other Benefits to the Adviser

In addition to the above factors, the Trustees also discussed other benefits received by BHR and ClariVest from their management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future. The Trustees also considered the letter agreements entered into between BHR and ClariVest which, subject to applicable law and fiduciary duties, could in certain circumstances, allow BHR to receive compensation from ClariVest in the event a Fund is reorganized out of the Trust.
24     BHR ClariVest Funds 2008 Annual Report

Board Considerations Regarding New Investment Management and
Sub-Advisory Agreements (Unaudited)
6	Section 15(f) of the 1940 Act

The Trustees also considered whether the arrangements between BHR and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the Transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the Trust as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Trust or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Trust (other than bona fide ordinary compensation as principal underwriter for the Trust).

In connection with the first condition of Section 15(f), the Trustees noted that the Trust’s Nominating Committee was currently searching for an additional Independent Trustee so that at the closing of the transaction, at least 75% of the Trustees would not be “interested persons” (as defined in the 1940 Act) of the Adviser for a period of three years and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser has represented that the transaction will not have an economic impact on the Adviser’s ability to provide services to the Funds, no fee increases are contemplated and the Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the transaction.
Conclusion
The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the new investment management and new sub-advisory agreements were fair and reasonable with respect to the services that BHR and ClariVest would each provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.
BHR ClariVest Funds 2008 Annual Report      25

Interested and Independent Trustees of the Trust (Unaudited)
The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address,	Held with	Time	During Past 5	Overseen by	Held by
Year of Birth	the Funds	Served*	Years	Director	Trustee

Interested Trustee:**
Amy Duling BHR Fund Advisors LP	Chairman and Trustee	Since June 2006	BHR Fund Advisors, LP, Managing Partner;	5	None
1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1967			Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006); Turner Investment Partners, National Account Director (1999-2004).

Independent Trustees:

Gary Shugrue c/o BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer.	5	Quaker Investment Trust (registered investment company)

Dr. James Patton c/o BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1957	Trustee	Since October 2006	Comprehensive Oncology Care, LLC, President; Millennium Oncology Management, Inc., Vice President; Liberty View Equity Partners SBIC, LP, Principal (1999-2004).	5	Advaxis, Inc.

Malcolm MacColl c/o BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1951	Trustee	Since September 2008	Cowen Asset Management, LLC, Chairman & Chief Executive Officer; Essex Investment Management Company, LLC, Co-CEO & Managing Principal (1994-2006)	5	None

*	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

**	Ms. Duling is an “interested person” of the Trust and the Adviser as defined in the 1940 Act because she is an officer of the Adviser.
26     BHR ClariVest Funds 2008 Annual Report

Officers of the Trust (Unaudited)
The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Term of Office and
Name, Address,	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with the Funds	Served	During Past 5 Years

Peter Moran 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1961	President	Since October 2006	BHR Fund Advisors, LP, Managing Partner; Constellation Investment Management Company, President (2005-2006); Turner Investment Partners, Director of Intermediary & Mutual Fund Distribution (1997-2005).

John Leven 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1957	Treasurer	Since October 2006	BHR Fund Advisors, LP, Director of Finance; Constellation Investment Management Company, Chief Financial Officer (2004-2006); SEI Investments, Account Director (2001-2004), Director of Fund Accounting (1999-2001).

Holly Butson 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1958	Chief Compliance Officer	Since September 2008	BHR Fund Advisors, LP, Chief Compliance Officer, StoneRidge
Investment Partners, LLC, Chief Compliance and Operating Officer (2004-2008); PFPC Trust Company, Assistant Director, Global Securities Lending Operations (2000-2004).

Amy Duling BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1967	Secretary	Since July 2008	BHR Fund Advisors, LP, Managing Partner; Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006); Turner Investment Partners, National Account Director (1999-2004).
BHR ClariVest Funds 2008 Annual Report      27

Additional Fund Information
September 30, 2008
(Unaudited)
Proxy Voting Information
A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request by calling 1-888-572-0968 or on the Fund’s website at http://www. bhrfunds.com.
Information regarding how the Funds voted proxies related to portfolio securities during the period ended June 30, 2008 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Information on Form N-Q
The Trust files the Funds’ complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Submission of Matters to a Vote of Shareholders
At a special meeting of the Trust held on August 29, 2008, shareholders elected the members of the Board. Amy Duling, Gary Shugrue, Dr. James Patton and Malcolm MacColl were each elected for an indefinite term. The number of votes cast in favor of each Trustee was 1,651,922 and there were no abstentions or votes withheld. At the meeting, shareholders of each of the Funds voted to approve a new investment management agreement between BHR and each of the Funds and a new sub-advisory agreement between BHR and ClariVest with respect to each of the Funds. The results of the voting were as follows:

	Number of Votes		Number of Votes		Number of Votes
Proposal	for the Proposal		Against the Proposal		Abstained
	International	SMid Cap Core Growth	International	SMid Cap Core Growth	International	SMid Cap Core Growth

Approval of New Advisory Agreement	78,729	29,529	0	0	0	0
Approval of New Sub-Advisory Agreement	78,729	29,529	0	0	0	0
Tax Information
Qualified Interest Income
For the year ended September 30, 2008, 0.16% of the ordinary distributions paid (net investment income plus short-term capital gain) for the International Equity Fund and 3.56% of the ordinary distributions paid (net investment income plus short-term capital gain) for the SMid Cap Core Growth Fund represent the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.
Qualified Dividend Income
For the year ended September 30, 2008, 79.13% of the distributions paid by the International Equity Fund from ordinary income and 4.98% of the distributions paid by the SMid Cap Core Growth Fund from ordinary income qualify for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.
Dividends Received Deduction
For the year ended September 30, 2008, 4.97% of the ordinary income distribution for the SMid Cap Core Growth Fund qualifies for the dividends received deduction available to corporations.
Foreign Tax Credit
The International Equity Fund has elected to pass through to their shareholders the foreign tax credit of 5.21% for the fiscal year ended September 30, 2008.
28     BHR ClariVest Funds 2008 Annual Report

1160 W. Swedesford Rd. Suite 140 Berwyn, PA 19312 t: 610 854 0900 f: 610 640 2933 w: www.bhrfunds.com

Smith Group Large Cap Core Growth Fund
Annual Report
September 30, 2008

Contents

1	Letter to Shareholders

3	Disclosure of Fund Expenses

4	Performance

5	Investment Review

6	Schedule of Investments

8	Financial Statements

12	Notes to Financial Statements

16	Report of Independent Registered Public Accounting Firm

17	Board Considerations Regarding New Investment Management & Sub-Advisory Agreements

19	Interested and Independent Trustees of the Trust

20	Officers of the Trust

21	Additional Fund Information
This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.
Shares of the Fund are distributed by PFPC Distributors, Inc. 760 Moore Road, King of Prussia, PA 19406
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Letter to Shareholders
September 30, 2008
(Unaudited)
Dear Fellow Shareholder:
During the past year, we have been faced with an unprecedented global economic crisis. This crisis began with a number of seemingly unrelated events, but quickly became a line of cascading dominos, with each consecutive domino causing further damage to our economy and the broad financial markets. As President of the BHR Institutional Funds, I would like to offer my impressions of the economic events that have taken place over the past year. I hope that this helps to provide perspective on the impact that recent market turmoil has had on your investments in the BHR Institutional Funds.
Over the past 20 years, the financial markets have undergone substantial changes as advances in technology and the move toward globalization have pushed the boundaries of financial innovation. As I have watched the events of the last year unfold, I have focused on four trends that I believe have contributed to the current economic environment. The first trend is the unstoppable move toward a truly global economy and the advancement of capitalism around the world. I believe that this is ultimately a positive trend that will set the stage for continued investment opportunities in the decades ahead. However, in the current environment it has combined with a number of other trends to push markets nearly to the breaking point. The second trend has been the steady drive toward deregulation in the financial markets. This trend has been supported in all corners of the United States political system and by governments abroad. In general, less government regulation is good for capital formation and innovation. Deregulation supported a third trend of financial product engineering and the development of innovative, but very complex financial instruments. These were designed, tested, packaged and rated by the smartest people in our global financial system. Capital formation drives profit and, while profit is one of the strongest motivations in a capitalist economy, overreaching for profits led to the fourth trend, which was widespread speculation and greed. Greed took many forms, including fraudulent lending practices, poor assessment of credit risk and rampant real estate speculation.
These trends set the stage for the difficulties that we now face. In short, if the global economy was a forest, conditions were the following: a hot summer, no rain, high winds, air tankers in for repairs and all of the smoke jumpers away on vacation. All we needed was a spark.
After the technology bubble burst and the terrorist attacks of 9/11, the Federal Reserve flooded the credit markets with low cost funds. At the same time, the trends outlined above were becoming more evident in the marketplace. Increased global demand contributed to a spike in commodity prices which concerned the Federal Reserve. As a result, the Federal Reserve began tightening, which was the normal course of action in an effort to head off inflation. Unfortunately, this appears to have been the spark that lit the fire. In recent testimony to Congress, former Federal Reserve Chairman Alan Greenspan indicated the Federal Reserve likely kept interest rates too low for too long. There may have been a small window of opportunity to reverse course, unwind many of the complex securities and immediately take steps to regulate certain aspects of the markets, but those steps were not taken. Panic spread through the markets and began escalating out of control after the collapse of Bear Stearns in the spring of 2008.
It is likely that the collapse of the Bear Stearns’ hedge funds in the summer of 2007 was a fire alarm that the Fed and others chose to ignore. In hindsight, it was certainly an indication that four seemingly unrelated and mostly positive trends had become entwined in such a way as to threaten the solvency of the global economy. This global crisis culminated in approval of the Troubled Assets Relief Program (TARP) which was enacted through emergency bipartisan action in Congress. We believe, in keeping with our forest fire analogy, 50% of the forest has been destroyed, some is still on fire and now the clean up must begin. We live, now and forever, in a complex global economy.
We recognize that the BHR Institutional Funds and you, our shareholders, did not escape the impact of the global economic meltdown. All of our mutual funds have experienced negative returns for the period ending September 30, 2008 and have underperformed their benchmarks. The asset management firms that provide investment services to our Funds employ an active approach to security selection. We know that means that there will be market environments in which our Funds will underperform. However, knowing that may happen does not make the experience any less painful for our shareholders. It is difficult to measure the skill of an investment manager during a volatile and unprecedented market environment like we have experienced this year. But we want to assure our shareholders that we and our investment managers are dedicated to achieving better results in the future. We are invested side by side with our
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     1

shareholders and understand the frustration of underperformance. We seek to be good stewards of your investments in the BHR Institutional Funds and will continue to work to review and oversee the strategies and policies of the portfolios that we offer to investors.
Finally, I would like to update you on a significant and positive development at BHR Fund Advisors, the adviser to the BHR Institutional Funds. In July 2008, BHR Fund Advisors was acquired by a wholly-owned subsidiary of DundeeWealth, Inc. DundeeWealth is one of Canada’s leading independent financial services firms. DundeeWealth oversees more than $50 billion in assets under management and administration. It is listed on the Toronto Stock Exchange (TSX: DW). BHR Fund Advisors is the first U.S. acquisition for DundeeWealth and provides DundeeWealth with a platform for entry into the world’s largest investment market.
In Canada, DundeeWealth has a proud and long history of serving the needs of Canadian investors. Their mutual fund family, Dynamic Funds, is one of the most well regarded mutual fund families in Canada. This new partnership presents an exciting opportunity for BHR and we believe that it offers BHR, our clients and shareholders with substantial short and long term benefits. We will have an improved ability to draw on resources associated with a large global financial services firm to develop infrastructure that will serve all of our clients and partners. With their full support, we expect to improve many facets of our company and to continue our focus on being solid fiduciaries for your investments.
We built our business on four guiding principals:
•	Deliver quality at low cost.

•	Provide transparency for investors by co-branding with our sub-advisors.

•	Provide rigorous oversight of our Funds.

•	Offer innovative products designed to meet investor needs.
These continue to serve as the foundation for our long term business strategy. We thank you for your confidence during this difficult year and look forward to serving your investment needs in the future.
Best Regards,

Peter J. Moran
President
BHR Institutional Funds
2     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Disclosure of Fund Expenses
For the Six Month Period April 1, 2008 to September 30, 2008 (Unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Smith Group Large Cap Core Growth Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
This table illustrates your Fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	04/01/08	09/30/08	Ratio(1)	04/01/08-09/30/08(2)

Smith Group Large Cap Core Growth Fund — Class I

Actual Fund Return	$1,000.00	$898.40	0.79%	$3.75
Hypothetical 5% Return	$1,000.00	$1,021.05	0.79%	$3.99

(1)	Annualized, based on the Fund’s expenses for the period.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 366 to reflect the one-half year period.
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     3

Performance
Smith Group Large Cap Core Growth Fund
Average Annual Total Returns*
As of September 30, 2008

Class I

1 year	(23.46)%

Since Inception (5/31/07)	(16.26)%

Growth of a $100,000 investment since Fund inception
The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*	Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.
4     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Investment Review
Smith Group Large Cap Core Growth Fund
September 30, 2008 (Unaudited)
Investment Philosophy & Process
The Fund is subadvised by Smith Group Asset Management (“Smith Group”). When selecting investments for the Fund, Smith Group applies an engineering approach that leverages technology and fundamental research to identify companies with undiscovered growth potential. Smith Group uses its research to create a risk controlled portfolio of companies that it believes may deliver attractive and consistent return patterns.
The security selection process for the Fund consists of three steps. Beginning with a universe of large capitalization stocks, Smith Group’s investment team first employs a series of quantitative risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market. Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.
The first two screening steps produce a list of eligible companies that are then subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct the portfolio for the Fund.
Holdings in the portfolio become candidates for sale if the investment team identifies any negative investment or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or the announcement of a buyout.
Performance Review
For the one year period ending September 30, 2008, the Fund returned -23.46% versus the S&P 500 Index return of -21.98% and the Russell 1000 Growth Index return of -20.88% for the same period. Since the inception of the Fund on May 31, 2007 through the period ending September 30, 2008, the Fund returned -16.26%, versus a return of -16.69% posted by the S&P 500 Index and -14.20% posted by the Russell 1000 Growth Index.
The past year was very difficult for companies exhibiting many of the earnings growth characteristics that the Fund’s investment strategy favors. While the Fund underperformed both its primary and its secondary benchmarks during the period, the risk-control measures employed in construction of the Fund’s portfolio served their purpose by preventing the portfolio from experiencing the full effect of the dramatic inversion of earnings growth factors. Earnings growth factors that the Fund seeks to identify include high earnings growth rates, improving earnings growth prospects and positive earnings surprise. During the year all of these factors experienced negative return patterns. Factors that performed best during the year, but which are not drivers of the Fund’s growth oriented investment strategy, include deep value measures such as low price to book and high dividend yield. These factors are often dominant in fear-driven market cycles where investors flock to investments that are perceived to have the least downside risk.
Stocks detracting the most from Fund performance during the year included those in the Consumer Discretionary, Energy and Industrial sectors. These companies were hurt by the slowing economy and the strengthening U.S. dollar.
Strong stock selection in the Financials sector contributed positively to relative Fund performance. The investment process employed by the portfolio management team at Smith Group allowed the Fund to avoid exposure to many headline producing companies that either failed or were taken over during the year. The Fund did not own Fannie Mae, Freddie Mac, Lehman Brothers, AIG, Washington Mutual or Wachovia.
Fund performance also benefited from exposure to a number of stocks that highlighted investor preference for stable, domestically-oriented companies. These companies included Express Scripts, a pharmacy benefit management company; OSI Pharmaceuticals, a biotechnology company; and Church & Dwight, a producer of consumer and household products. These were among the best performing stocks in the Fund on both an absolute and relative basis.
The portfolio management team did not make significant changes in the Fund’s strategy or positioning during the period.
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     5

Schedule of Investments
Smith Group Large Cap Core Growth Fund
September 30, 2008

	Number	Market
	of Shares	Value

COMMON STOCKS - 98.8%

Consumer Discretionary - 11.0%

Aeropostale, Inc.*	29,400	$944,034
Apollo Group, Inc., Class A*	12,600	747,180
Guess?, Inc.	22,400	779,296
McDonald’s Corp.	12,600	777,420

		3,247,930

Consumer Staples - 8.5%

Church & Dwight Co., Inc.	14,300	887,887
Colgate-Palmolive Co.	10,800	813,780
Wal-Mart Stores, Inc.	13,400	802,526

		2,504,193

Energy - 11.0%

Exxon Mobil Corp.	8,700	675,642
Hess Corp.	7,600	623,808
National Oilwell Varco, Inc.*	11,900	597,737
Noble Energy, Inc.	10,900	605,931
Occidental Petroleum Corp.	10,500	739,725

		3,242,843

Financials - 12.1%

Assurant, Inc.	12,200	671,000
JPMorgan Chase & Co.	15,475	722,683
KeyCorp	54,060	645,476
The Nasdaq OMX Group*	22,600	690,882
Raymond James Financial, Inc.	26,000	857,480

		3,587,521

Health Care - 18.5%

Becton Dickinson & Co.	9,200	738,392
Cephalon, Inc.*	9,900	767,151
Express Scripts, Inc.*	11,900	878,458
Intuitive Surgical, Inc.*	2,670	643,417
Omnicare, Inc.	25,200	725,004
OSI Pharmaceuticals, Inc.*	16,800	828,072
Varian Medical Systems, Inc.*	15,500	885,515

		5,466,009

Industrials - 13.7%

AGCO Corp.*	14,900	634,889
Danaher Corp.	9,400	652,360
Dover Corp.	15,800	640,690
Jacobs Engineering Group, Inc.*	11,800	640,858
Norfolk Southern Corp.	11,100	734,931
United Technologies Corp.	12,300	738,738

		4,042,466

Information Technology - 19.5%

Amphenol Corp., Class A	18,900	758,646
BMC Software, Inc.*	22,700	649,901
Hewlett-Packard Co.	17,200	795,328
International Business Machines Corp.	6,900	807,024
Juniper Networks, Inc.*	30,928	651,653
National Semiconductor Corp.	36,905	635,135
Parametric Technology Corp.*	44,400	816,960
QUALCOMM, Inc.	14,800	635,956

		5,750,603

Materials - 2.4%

Sigma-Aldrich Corp.	13,800	723,396

Utilities - 2.1%

FirstEnergy Corp.	9,400	629,706

Total Common Stocks (Cost $31,277,383)		29,194,667

	Principal
	Amount

SHORT-TERM INVESTMENT - 2.1%

PNC Bank Money Market
Account 1.49%***, due 10/01/2008	$623,776	623,776

Total Short-Term Investment (Cost $623,776)		623,776

Total Investments - 100.9% (Cost $31,901,159)**		29,818,443

Liabilities in Excess of Other Assets - (0.9%)		(270,715)

NET ASSETS - 100.0%		$29,547,728

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $31,955,366 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$730,793
Gross unrealized depreciation	(2,867,716)

Net unrealized depreciation	$($2,136,923)

***	Current Yield.
6     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Schedule of Investments
(Continued)
Smith Group Large Cap Core Growth Fund
September 30, 2008

Sector Allocation	% of Net Assets

Information Technology	19.5%
Health Care	18.5
Industrials	13.7
Financials	12.1
Energy	11.0
Consumer Discretionary	11.0
Consumer Staples	8.5
Materials	2.4
Utilities	2.1
Other Assets - Net	1.2

100.0%

See Notes to Financial Statements
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     7

Statement of Assets and Liabilities
Smith Group Large Cap Core Growth Fund
September 30, 2008

Assets:

Investments, at market value (cost $31,901,159) (Note 2)	$29,818,443
Receivable for fund shares sold	20,630
Receivable for investments sold	425,251
Receivable from investment adviser (Note 4)	20,073
Dividends and interest receivable	17,012
Prepaid expenses	17,133

Total assets	30,318,542

Liabilities:

Payable for fund shares redeemed	1,365
Payable for investments purchased	727,786
Administration and accounting fees payable (Note 5)	7,590
Chief Compliance Officer fees payable (Note 4)	1,018
Other accrued expenses	33,055

Total liabilities	770,814

Net Assets	$29,547,728

Net Assets consist of:

Paid-in-capital	$35,274,535
Undistributed net investment income	24,961
Accumulated net realized loss on investments	(3,669,052)
Net unrealized depreciation on investments	(2,082,716)

Net Assets	$29,547,728

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	3,753,237

Net asset value, offering and redemption price per share	$7.87

See Notes to Financial Statements
8     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Statement of Operations
Smith Group Large Cap Core Growth Fund
For the Year Ended September 30, 2008

Investment Income:

Dividends	$192,159
Interest	19,350

Total investment income	211,509

Expenses:

Investment advisory fees (Note 4)	130,809
Legal fees	106,165
Administration and accounting fees (Note 5)	92,254
Transfer agent fees (Note 5)	51,601
Trustees’ fees and expenses (Note 4)	41,302
Insurance expense	38,970
Registration and filing fees	38,740
Custodian fees (Note 5)	15,071
Audit fees	12,000
Offering costs (Note 2)	9,631
Chief Compliance Officer fees (Note 4)	9,199
Printing fees	8,661
Other	399

Subtotal	554,802
Fees waived and reimbursed by Adviser (Note 4)	(358,167)
Fees waived by Fund’s service provider (Note 5)	(27,227)

Total net expenses	169,408

Net Investment Income	42,101

Realized and Unrealized Loss on Investments:

Net realized loss on investments	(3,581,824)
Net change in unrealized depreciation on investments	(2,995,800)

Net Realized and Unrealized Loss on Investments	(6,577,624)

Net Decrease in Net Assets Resulting from Operations	$(6,535,523)

See Notes to Financial Statements
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     9

Statements of Changes in Net Assets
Smith Group Large Cap Core Growth Fund

	For the Year Ended	For the Period Ended
	September 30, 2008	September 30, 2007*
Operations:

Net investment income	$42,101	$13,120
Net realized loss on investments	(3,581,824)	(87,228)
Net change in unrealized (depreciation) appreciation on investments	(2,995,800)	913,084

Net (decrease) increase in net assets resulting from operations	(6,535,523)	838,976

Distributions to Shareholders from:

Net investment income	(54,177)	—

Total distributions to shareholders	(54,177)	—

Capital Stock Transactions (Class I):

Shares sold	24,401,886	14,625,174
Shares issued as reinvestment of distributions	54,177	—
Shares redeemed	(3,723,585)	(59,200)

Net increase in net assets from capital stock transactions	20,732,478	14,565,974

Net increase in net assets	14,142,778	15,404,950

Net Assets:

Beginning of period	15,404,950	—

End of period	$29,547,728	$15,404,950

Undistributed net investment income	$24,961	$20,709

Capital Share Transactions (Class I):

Shares sold	2,675,561	1,499,885
Shares issued as reinvestment of distributions	5,312	—
Shares redeemed	(421,378)	(6,143)

Net increase in shares outstanding	2,259,495	1,493,742

*	The Fund commenced operations on May 31, 2007.
See Notes to Financial Statements
10     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Financial Highlights
Smith Group Large Cap Core Growth Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the
	Year Ended	Period Ended
	09/30/08	09/30/07(1)
	Class I	Class I
Net asset value, beginning of period	$10.31	$10.00

Income (Loss) from Investment Operations:

Net investment income	0.02 (2)	0.01
Net realized and unrealized gain (loss) on investments	(2.43)	0.30

Total from investment operations	(2.41)	0.31

Less Distributions:

From net investment income	(0.03)	—

Total distributions	(0.03)	—

Net asset value, end of period	$7.87	$10.31

Total return	(23.46%)	3.10	%*

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$29,548	$15,405
Operating expenses:
Before expense reimbursement/waiver	2.59%	7.82	%**
After expense reimbursement/waiver	0.79%	0.79	%**
Net investment income	0.20%	0.79	%**
Portfolio turnover rate	112.00%	11.99	%*

(1)	The Fund commenced operations on May 31, 2007.

(2)	Calculated based on the average number of shares outstanding during the period.

*	Not annualized.

**	Annualized.
See Notes to Financial Statements
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report      11

Notes to Financial Statements
September 30, 2008
1. Organization
The Smith Group Large Cap Core Growth Fund (the “Fund”) is a separate series of the BHR Institutional Funds (the “Trust”), a registered investment management company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that Fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2008, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on May 31, 2007. The financial statements of the remaining series in the Trust are presented in separate documents. The Fund is a diversified portfolio as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund seeks capital appreciation and invests in large capitalization U.S. common stocks with growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. common stocks and other equity securities of large capitalization companies. The Fund will typically hold between 40 and 50 stocks.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
Security Valuation: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee using the Fair Value Procedures approved by the Board of Trustees.
Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Offering Costs: Offering costs have been incurred by the Fund. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.
Security Transactions and Related Investment Income: Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.
Expenses: Expenses attributable to a specific fund in the trust shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.
Net Asset Value Per Share: The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern Time).
Distributions to Shareholders: The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.
12     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Notes to Financial Statements
(Continued)
3. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivative instruments and hedging activities are accounted for, and how derivative instruments and hedging activities affect an entity’s result of financial performance and financial position. Disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.
4. Investment Advisory Fees and Other Transactions
The Fund has entered into an investment management agreement with BHR Fund Advisors, LP (“BHR” or the “Adviser”) (the “Advisory Agreement”) pursuant to which BHR provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.61% of the average daily net assets of the Fund. As investment adviser to the Fund, BHR has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Fund.
BHR has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Smith Asset Management Group, L.P. (“Smith”), pursuant to which Smith serves as sub-adviser to the Fund. Sub-advisory fees are paid by BHR, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, BHR and Smith provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.
For its services as investment Sub-Adviser to the Funds, Smith is entitled to receive investment sub-advisory fees from BHR at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Smith will be paid 0.30% on the first $100,000,000; 0.35% on the next $400,000,000; 0.40% on the next $500,000,000; and 0.35% on the balance of the average daily net assets.
On July 14, 2008, BHR and its partners sold a majority of the partnership interests of the Adviser to 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. (“DundeeWealth”) (the “Transaction”). The Transaction resulted in a change in control of the Adviser and therefore, constituted an assignment, automatically terminating the Advisory Agreement and the Sub-Advisory Agreement (together, the “Original Agreements”) with respect to the Fund, in accordance with the 1940 Act. On May 8, 2008 the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, a new investment management agreement between the Fund and the Adviser and a new sub-advisory agreement between the Adviser and Smith (together, the “New Agreements”). The terms of the New Agreements are substantially similar to the terms of the Original Agreements with respect to services provided by the Adviser and have identical fee structures. To avoid disruption of the Fund’s investment management program, on May 20, 2008 the Board approved an interim investment management agreement between the Adviser and the Fund and an interim sub-advisory agreement between the Adviser and Smith (together the “Interim Agreements”) with respect to the Fund. The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act and became effective upon consummation of the Transaction. To permit BHR to continue as investment adviser and for Smith to continue as sub-adviser to the Fund after expiration of the Interim Agreements, shareholders of the Fund were asked to approve the New Agreements at a special meeting of shareholders held on August 29, 2008. The meeting was adjourned to September 24, 2008 and thereafter to October 24, 2008 and November 21, 2008.
The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 0.79% during the first three years of Fund operations (“Expense Limitation”). If at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements, as long as Expense Limitations
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     13

Notes to Financial Statements
(Continued)
are maintained. For the year ended September 30, 2008, the Adviser waived fees and reimbursed the Fund $358,167. The balance of recoverable expenses to the Adviser at September 30, 2008 was $439,529.
The Trust does not pay any fees to its Officers for their services as such, except for the Chief Compliance Officer, who receives $1,250 per month for the entire Trust. For the year ended September 30, 2008, the Fund was allocated $9,199 in Chief Compliance Officer fees. The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per fair valuation meeting attended. Trustees will be reimbursed for reasonable expenses incurred in attending all meetings.
5. Other Service Providers
The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. PNCGIS also acts as transfer agent and dividend disbursing agent for the Fund, and for these services, PNCGIS receives a monthly fee based on shareholder processing activity during the month.
PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.
PFPC Trust Company acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.
Pursuant to a services agreement, PNCGIS has agreed to waive $27,227 in administration and accounting, custodian and transfer agent fees for the Fund for the year ending September 30, 2008.
6. Distributions To Shareholders
The tax character of distributions paid during the year ended September 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$54,177
7. Investment Transactions
Investment transactions for the year ended September 30, 2008, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$44,159,671	$23,333,200
8. Federal Income Taxes
The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.
At September 30, 2008, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$41,528
Other book/tax differences	(16,567)
Capital loss carryforward	(274,339)
Deferred post-October losses	(3,340,506)
Unrealized depreciation	(2,136,923)

Total accumulated earnings	$(5,726,807)

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales on the Fund.
Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.
Under the current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2008, the Fund had post-October losses of $3,340,506.
As of September 30, 2008, the Fund had a capital loss carryforward of $274, 339. This amount is due to expire in the year 2016.
In July 2006, FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), was released. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns (for tax years ended September 30, 2007 and 2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.
14     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Notes to Financial Statements
(Continued)
9. Reclassifications
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2008, the reclassifications were as follows:

Increase
Decrease	Undistributed Net
Paid-in Capital	Investment Income
$(16,328)	$16,328
10. Concentration Risks
Although the Fund has a diversified investment portfolio, it may, at certain times, have concentrations which may cause the Fund to be more sensitive to economic changes or events occurring in certain sectors.
11. Indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     15

Report Of Independent Registered Public Accounting Firm
To the Board of Trustees of BHR Institutional Funds and the Shareholders of
Smith Group Large Cap Core Growth Fund
We have audited the accompanying statement of assets and liabilities of the Smith Group Large Cap Core Growth Fund, a series of beneficial interest of BHR Institutional Funds, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period May 31, 2007 (commencement of operations) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Group Large Cap Core Growth Fund as of September 30, 2008, and the results of its operations for the year then ended, and changes in its net assets and financial highlights for the year then ended and for the period May 31, 2007 through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania
November 25, 2008
16     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Board Considerations Regarding New Investment Management and
Sub-Advisory Agreements (Unaudited)
As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), unanimously approved (i) the new investment management agreement between BHR Fund Advisors, LP (“BHR”) and the Trust on behalf of the Fund and (ii) the new sub-advisory agreement between BHR and Smith at a special meeting of the Board held on May 8, 2008.
In determining whether to approve the new investment management agreement and new sub-advisory agreement, the Board exercised its business judgment and considered information about BHR, Smith and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the new investment management and sub-advisory agreements.
1	The Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Board considered the scope and quality of services expected to be provided by BHR and Smith, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the investment program of the Fund, BHR provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that BHR would pay for all compensation of officers of the Trust that are also employees of BHR. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by BHR and Smith are satisfactory.

2	Investment Performance of the Funds

The Trustees considered the investment experience of BHR and Smith. The Trustees considered the performance of the Fund as well as historical performance of other accounts managed by Smith using investment strategies substantially similar to those of the Fund.

3	Costs of Services Provided and Profits Realized by the Adviser

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group. The Board noted that the Fund’s advisory fee and expense ratio were generally in line with those of its peer group. The Board also noted BHR’s agreement to limit the total expenses of the Fund for a period of three years from commencement of operations. They noted that these expense limitations would not be affected by the Transaction. The Board also noted that Smith’s fees will be paid entirely by BHR so that no additional expenses would be borne by shareholders for the engagement of Smith.

4	Economies of Scale and Fee Levels Reflecting Those Economies

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     17

Board Considerations Regarding New Investment Management and
Sub-Advisory Agreements (Unaudited)
(Continued)
5	Other Benefits to the Adviser

In addition to the above factors, the Trustees also discussed other benefits received by BHR and Smith from their management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future. The Trustees also considered the letter agreements entered into between BHR and Smith which, subject to applicable law and fiduciary duties, could in certain circumstances, allow BHR to receive compensation from Smith in the event the Fund is reorganized out of the Trust.

6	Section 15(f) of the 1940 Act

The Trustees also considered whether the arrangements between BHR and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the Trust as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Trust or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Trust (other than bona fide ordinary compensation as principal underwriter for the Trust).

In connection with the first condition of Section 15(f), the Trustees noted that the Trust’s Nominating Committee was currently searching for an additional Independent Trustee so that at the closing of the transaction, at least 75% of the Trustees would not be “interested persons” (as defined in the 1940 Act) of the Adviser for a period of three years and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser has represented that the transaction will not have an economic impact on the Adviser’s ability to provide services to the Fund, no fee increases are contemplated and the Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the transaction.
Conclusion
The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the new investment management and new sub-advisory agreements were fair and reasonable with respect to the services that BHR and Smith would each provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.
18     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Interested and Independent trustees of the trust (Unaudited)
The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address,	Held with	Time	During Past 5	Overseen by	Held by
Year of Birth	the Funds	Served*	Years	Director	Trustee
Interested Trustee:**

Amy Duling	Chairman	Since June	BHR Fund Advisors, LP,	5	None
BHR Fund Advisors LP	and Trustee	2006	Managing Partner;
1160 W. Swedesford Road			Constellation Investment
Suite 140			Management Company,
Berwyn, PA 19312			Executive VP of
YOB: 1967			Marketing & Product
Mgt. (2004-2006);
Turner Investment
Partners, National
Account Director
(1999-2004).

Independent Trustees:

Gary Shugrue	Trustee	Since	Ascendant Capital	5	Quaker
c/o BHR Fund Advisors LP		October	Partners, President		Investment
1160 W. Swedesford Road		2006	and Chief Investment		Trust
Suite 140			Officer.		(registered
Berwyn, PA 19312					investment
YOB: 1954					company)

Dr. James Patton	Trustee	Since	Comprehensive Oncology	5	Advaxis, Inc.
c/o BHR Fund Advisors LP		October	Care, LLC, President;
1160 W. Swedesford Road		2006	Millennium Oncology
Suite 140			Management, Inc., Vice
Berwyn, PA 19312			President; Liberty View
YOB: 1957			Equity Partners SBIC, LP,
Principal (1999-2004).

Malcolm MacColl	Trustee	Since	Cowen Asset	5	None
c/o BHR Fund Advisors LP		September	Management, LLC, Chairman
1160 W. Swedesford Road		2008	& Chief Executive Officer;
Suite 140			Essex Investment Management
Berwyn, PA 19312			Company, LLC, Co-CEO &
YOB: 1951			Managing Principal (1994-2006)

*	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

**	Ms. Duling is an “interested person” of the Trust and the Adviser as defined in the 1940 Act because she is an officer of the Adviser.
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     19

Officers of the Trust (Unaudited)
The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Term of Office and
Name, Address,	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with the Funds	Served	During Past 5 Years
Peter Moran	President	Since October	BHR Fund Advisors, LP,
1160 W. Swedesford Road		2006	Managing Partner;
Suite 140			Constellation Investment Management
Berwyn, PA 19312			Company, President (2005-2006);
YOB: 1961			Turner Investment Partners, Director of
Intermediary & Mutual Fund
Distribution (1997-2005).

John Leven	Treasurer	Since October	BHR Fund Advisors, LP, Director of
1160 W. Swedesford Road		2006	Finance; Constellation Investment
Suite 140			Management Company,
Berwyn, PA 19312			Chief Financial Officer (2004-2006);
YOB: 1957			SEI Investments, Account Director
(2001-2004), Director of Fund
Accounting (1999-2001).

Holly Butson	Chief Compliance	Since September	BHR Fund Advisors, LP,
1160 W. Swedesford Road	Officer	2008	Chief Compliance Officer, StoneRidge
Suite 140			Investment Partners, LLC, Chief Compliance
Berwyn, PA 19312			and Operating Officer (2004-2008);
YOB: 1958			PFPC Trust Company, Assistant Director,
Global Securities Lending
Operations (2000-2004).

Amy Duling	Secretary	Since July	BHR Fund Advisors, LP,
BHR Fund Advisors LP		2008	Managing Partner;
1160 W. Swedesford Road			Constellation Investment
Suite 140			Management Company,
Berwyn, PA 19312			Executive VP of
YOB: 1967			Marketing & Product
Mgt. (2004-2006);
Turner Investment
Partners, National
Account Director
(1999-2004).

20     BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report

Additional Fund Information
September 30, 2008
(Unaudited)
Proxy Voting Information
A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or on the Fund’s website at http://www.bhrfunds.com.

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2008 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Information on Form N-Q
The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Submission of Matters to a Vote of Shareholders
At a special meeting of the Trust held on August 29, 2008, shareholders elected the members of the Board. Trustees Amy Duling, Gary Shugrue, Dr. James Patton and Malcolm MacColl were each elected for an indefinite term. The number of votes cast in favor of each Trustee was 1,651,922 and there were no abstentions or votes withheld.

At a special meeting of the Trust held on August 29, 2008 and adjourned to November 21, 2008, Shareholders of the Fund voted to approve a new investment management agreement between BHR and the Fund and a new sub-advisory agreement between BHR and Smith with respect to the Fund. The results of the vote were as follows:

	Number of Votes	Number of Votes	Number of Votes
Proposal	for the Proposal	Against the Proposal	Abstained
Approval of New Advisory Agreement	1,700,541	0	0
Approval of New Sub-Advisory Agreement	1,700,541	0	0
Tax Information
Qualified Interest Income

For the year ended September 30, 2008, 3.92% of the ordinary distributions paid (net investment income plus short-term capital gain) represent the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2008, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2008, 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.
BHR Smith Group Large Cap Core Growth Fund 2008 Annual Report     21

1160 W. Swedesford Rd. Suite 140 Berwyn, PA 19312 t: 610 854 0900 f: 610 640 2933 w: www.bhrfunds.com

Mount Lucas U.S. Focused Equity Fund
Annual Report
September 30, 2008

Contents

1	Letter to Shareholders

3	Disclosure of Fund Expenses

4	Performance

5	Investment Review

6	Schedule of Investments

7	Financial Statements

11	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Board Considerations Regarding New Investment Management & Sub-Advisory Agreements

18	Interested and Independent Trustees of the Trust

19	Officers of the Trust

20	Additional Fund Information
This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.
Shares of the Fund are distributed by PFPC Distributors, Inc. 760 Moore Road, King of Prussia, PA 19406
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Letter to Shareholders
September 30, 2008
(Unaudited)
Dear Fellow Shareholder:
During the past year, we have been faced with an unprecedented global economic crisis. This crisis began with a number of seemingly unrelated events, but quickly became a line of cascading dominos, with each consecutive domino causing further damage to our economy and the broad financial markets. As President of the BHR Institutional Funds, I would like to offer my impressions of the economic events that have taken place over the past year. I hope that this helps to provide perspective on the impact that recent market turmoil has had on your investments in the BHR Institutional Funds.
Over the past 20 years, the financial markets have undergone substantial changes as advances in technology and the move toward globalization have pushed the boundaries of financial innovation. As I have watched the events of the last year unfold, I have focused on four trends that I believe have contributed to the current economic environment. The first trend is the unstoppable move toward a truly global economy and the advancement of capitalism around the world. I believe that this is ultimately a positive trend that will set the stage for continued investment opportunities in the decades ahead. However, in the current environment it has combined with a number of other trends to push markets nearly to the breaking point. The second trend has been the steady drive toward deregulation in the financial markets. This trend has been supported in all corners of the United States political system and by governments abroad. In general, less government regulation is good for capital formation and innovation. Deregulation supported a third trend of financial product engineering and the development of innovative, but very complex financial instruments. These were designed, tested, packaged and rated by the smartest people in our global financial system. Capital formation drives profit and, while profit is one of the strongest motivations in a capitalist economy, overreaching for profits led to the fourth trend, which was widespread speculation and greed. Greed took many forms, including fraudulent lending practices, poor assessment of credit risk and rampant real estate speculation.
These trends set the stage for the difficulties that we now face. In short, if the global economy was a forest, conditions were the following: a hot summer, no rain, high winds, air tankers in for repairs and all of the smoke jumpers away on vacation. All we needed was a spark.
After the technology bubble burst and the terrorist attacks of 9/11, the Federal Reserve flooded the credit markets with low cost funds. At the same time, the trends outlined above were becoming more evident in the marketplace. Increased global demand contributed to a spike in commodity prices which concerned the Federal Reserve. As a result, the Federal Reserve began tightening, which was the normal course of action in an effort to head off inflation. Unfortunately, this appears to have been the spark that lit the fire. In recent testimony to Congress, former Federal Reserve Chairman Alan Greenspan indicated the Federal Reserve likely kept interest rates too low for too long. There may have been a small window of opportunity to reverse course, unwind many of the complex securities and immediately take steps to regulate certain aspects of the markets, but those steps were not taken. Panic spread through the markets and began escalating out of control after the collapse of Bear Stearns in the spring of 2008.
It is likely that the collapse of the Bear Stearns’ hedge funds in the summer of 2007 was a fire alarm that the Fed and others chose to ignore. In hindsight, it was certainly an indication that four seemingly unrelated and mostly positive trends had become entwined in such a way as to threaten the solvency of the global economy. This global crisis culminated in approval of the Troubled Assets Relief Program (TARP) which was enacted through emergency bipartisan action in Congress. We believe, in keeping with our forest fire analogy, 50% of the forest has been destroyed, some is still on fire and now the clean up must begin. We live, now and forever, in a complex global economy.
We recognize that the BHR Institutional Funds and you, our shareholders, did not escape the impact of the global economic meltdown. All of our mutual funds have experienced negative returns for the period ending September 30, 2008 and have underperformed their benchmarks. The asset management firms that provide investment services to our Funds employ an active approach to security selection. We know that means that there will be market environments in which our Funds will underperform. However, knowing that may happen does not make the experience any less painful for our shareholders. It is difficult to measure the skill of an investment manager during a volatile and unprecedented market environment like we have experienced this year. But we want to assure our shareholders that we and our investment managers are dedicated to achieving better results in the future. We are invested side by side with our
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     1

shareholders and understand the frustration of underperformance. We seek to be good stewards of your investments in the BHR Institutional Funds and will continue to work to review and oversee the strategies and policies of the portfolios that we offer to investors.
Finally, I would like to update you on a significant and positive development at BHR Fund Advisors, the adviser to the BHR Institutional Funds. In July 2008, BHR Fund Advisors was acquired by a wholly-owned subsidiary of DundeeWealth, Inc. DundeeWealth is one of Canada’s leading independent financial services firms. DundeeWealth oversees more than $50 billion in assets under management and administration. It is listed on the Toronto Stock Exchange (TSX: DW). BHR Fund Advisors is the first U.S. acquisition for DundeeWealth and provides DundeeWealth with a platform for entry into the world’s largest investment market.
In Canada, DundeeWealth has a proud and long history of serving the needs of Canadian investors. Their mutual fund family, Dynamic Funds, is one of the most well regarded mutual fund families in Canada. This new partnership presents an exciting opportunity for BHR and we believe that it offers BHR, our clients and shareholders with substantial short and long term benefits. We will have an improved ability to draw on resources associated with a large global financial services firm to develop infrastructure that will serve all of our clients and partners. With their full support, we expect to improve many facets of our company and to continue our focus on being solid fiduciaries for your investments.
We built our business on four guiding principals:
•	Deliver quality at low cost.

•	Provide transparency for investors by co-branding with our sub-advisors.

•	Provide rigorous oversight of our Funds.

•	Offer innovative products designed to meet investor needs.
These continue to serve as the foundation for our long term business strategy. We thank you for your confidence during this difficult year and look forward to serving your investment needs in the future.
Best Regards,
Peter J. Moran
President
BHR Institutional Funds
2     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Disclosure of Fund Expenses
For the Six Month Period April 1, 2008 to September 30, 2008 (Unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Mount Lucas U.S. Focused Equity Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
This table illustrates your Fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	04/01/08	09/30/08	Ratio(1)	04/01/08-09/30/08(2)

Mount Lucas U.S. Focused Equity Fund — Class I

Actual Fund Return	$1,000.00	$871.80	0.95%	$4.45
Hypothetical 5% Return	$1,000.00	$1,020.25	0.95%	$4.80

(1)	Annualized, based on the Fund’s expenses for the period.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 366 to reflect the one-half year period.
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     3

Performance
Mount Lucas U.S. Focused Equity Fund
Average Annual Total Returns*
As of September 30, 2008

Class I

1 year	(28.88)%

Since Inception (9/28/07)	(28.74)%

Growth of a $100,000 investment since Fund inception
The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*	Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.
4     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Investment Review
Mount Lucas U.S. Focused Equity Fund
September 30, 2008 (Unaudited)
Investment Philosophy & Process
The Fund is subadvised by Mount Lucas Management Corp. (“Mount Lucas”). Mount Lucas was founded in 1986 and currently manages over $1 billion in assets. The firm was founded to provide alternative asset investments to institutional investors and high net worth individuals. Since its inception, the firm has emphasized the advantages of diversification, liquidity, transparency, and risk control and has developed several innovative and successful investment strategies that incorporate these characteristics.
The Mount Lucas U.S. Focused Equity Fund uses a quantitative approach to portfolio management. As a result, the strategy is highly disciplined and tempered by the experience of portfolio managers who have many years of investment expertise. Investments for the Fund are selected based upon a proprietary equity model developed by the firm’s principals that screens and ranks stocks within the S&P 500 Index. The computer equity model identifies stocks for purchase using a combination of fundamental value and price momentum criteria. Price momentum is calculated as the percentage change in the price of a stock between two dates. The Fund is rebalanced twice per year, or every six months, and includes only those stocks that rank highest among the universe. Stocks are considered candidates for sale if they are not ranked among the top ten based on either the value or the momentum criteria considered by the model. The portfolio typically holds between 20 — 40 stocks and may hold significant industry and sector overweights or underweights relative to the S&P 500 Index.
Performance Review
For the one year period ending September 30, 2008, the Fund returned -28.88% versus the S&P 500 Index return of -21.98% and the Russell 1000 Value Index return of -23.56% for the same period. Since the inception of the Fund on September 28, 2007 through the period ending September 30, 2008, the Fund returned -28.74%, versus a return of -22.01% posted by the S&P 500 Index and -23.68% posted by the Russell 1000 Value Index.
The last year has been a difficult time for equity investing. The subprime crisis led to a market decline in 2007 with financial stocks especially beaten down. Volatility was high at the end of 2007 and through most of 2008. The market enjoyed a recovery during April and May, but that rally was short lived. By the beginning of June, rising crude oil prices coupled with further economic slowdown pressured the equity markets. Stocks fell sharply as both the European Central Bank and the Federal Reserve proclaimed that inflation had become their primary concern. Stock markets continued to fall in the third quarter as concern about the expanding credit crisis replaced concern over high crude oil prices.
During the period, the Fund’s holdings in the Consumer Staples sector detracted the most from performance relative to the S&P 500 Index. Specific holdings in that sector that detracted significantly from performance include Archer Daniels Midland, a processor of agricultural commodities and products, and SUPERVALU, a US based grocery retailer. Other individual holdings that detracted from Fund performance during the period include insurance companies, XL Capital and Hartford Financial Services. XL Capital suffered due to large losses and credit rating downgrades, while Hartford was down due to concerns about investment exposure to structured securities.
The Fund benefited from its holding in Chubb Corp. Chubb was able to capture some of AIG’s market share and meet earnings estimates despite large catastrophic losses in the first half of the year. Family Dollar Stores was also a strong performer as consumers became more cost-conscious in the weakening economic environment. Ryder System was a contributor to Fund performance during the period as the company was able to maintain strong earnings.
The portfolio management team did not make significant changes in the Fund’s investment strategy during the period.
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     5

Schedule of Investments
Mount Lucas U.S. Focused Equity Fund
September 30, 2008

	Number	Market
	of Shares	Value

COMMON STOCKS - 99.0%

Consumer Discretionary - 25.0%

Amazon.com, Inc.*	691	$50,277
Apollo Group, Inc., Class A*	708	41,984
CBS Corp., Class B	12,263	178,795
Family Dollar Stores, Inc.	12,593	298,454
GameStop Corp., Class A*	1,087	37,186
Limited Brands, Inc.	13,106	226,996
OfficeMax, Inc.	12,108	107,640
Whirlpool Corp.	3,030	240,249

		1,181,581

Consumer Staples - 11.9%

Archer-Daniels-Midland Co.	11,813	258,823
SUPERVALU, Inc.	13,986	303,496

		562,319

Energy - 14.6%

Apache Corp.	437	45,570
Chevron Corp.	2,323	191,601
ConocoPhillips	2,443	178,950
EOG Resources, Inc.	462	41,331
Hess Corp.	1,139	93,489
Massey Energy Co.	662	23,614
National Oilwell Varco, Inc.*	1,496	75,144
Southwestern Energy Co.*	1,260	38,480

		688,179

Financials - 21.5%

The Chubb Corp.	8,243	452,541
Hartford Financial Services Group, Inc.*	2,709	111,042
The Travelers Cos., Inc.	4,523	204,440
Unum Group	9,819	246,457

		1,014,480

Health Care - 4.1%

Express Scripts, Inc.*	770	56,841
Gilead Sciences, Inc.*	937	42,708
Intuitive Surgical, Inc.*	190	45,786
Medco Health Solutions, Inc.*	1,051	47,295

		192,630

Industrials - 12.0%

Deere & Co.	639	31,630
Fluor Corp.	601	33,476
Jacobs Engineering Group, Inc.*	726	39,429
Ryder System, Inc.	7,507	465,434

		569,969

Materials - 9.9%

Ashland, Inc.	5,453	$159,446
MeadWestvaco Corp.	9,218	214,872
Monsanto Co.	938	92,843

		467,161

Total Common Stocks (Cost $5,248,030)		4,676,319

	Principal
	Amount

SHORT-TERM INVESTMENT - 0.7%

PNC Bank Money Market Account 1.49%***, due 10/01/2008	$32,411	32,411

Total Short-Term Investment (Cost $32,411)		32,411

Total Investments - 99.7% (Cost $5,280,441)**		4,708,730

Other Assets Less Liabilities - 0.3%		16,347

NET ASSETS - 100.0%		$4,725,077

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $5,288,338 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$264,333
Gross unrealized depreciation	(843,941)

Net unrealized depreciation	$(579,608)

***	Current yield.

Sector Allocation	% of Net Assets

Consumer Discretionary	25.0%
Financials	21.5
Energy	14.6
Industrials	12.0
Consumer Staples	11.9
Materials	9.9
Health Care	4.1
Other Assets — Net	1.0

100.0%

See Notes to Financial Statements
6     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Statement of Assets and Liabilities
Mount Lucas U.S. Focused Equity Fund
September 30, 2008

Assets:

Investments, at market value (cost $5,280,441) (Note 2)	$4,708,730
Receivable from investment adviser (Note 4)	10,735
Dividends and interest receivable	10,838
Prepaid expenses	13,100

Total assets	4,743,403

Liabilities:

Payable for investments purchased	1,932
Administration and accounting fees payable (Note 5)	7,465
Legal fees payable	3,504
Transfer agent fees payable (Note 5)	2,130
Custodian fee payable (Note 5)	1,833
Printing fees payable	1,057
Chief Compliance Officer fees payable (Note 4)	161
Other accrued expenses	244

Total liabilities	18,326

Net Assets	$4,725,077

Net Assets consist of:

Paid-in-capital	$6,159,936
Undistributed net investment income	98,128
Accumulated net realized loss on investments	(961,276)
Net unrealized depreciation on investments	(571,711)

Net Assets	$4,725,077

Shares Outstanding — Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	668,326

Net asset value, offering and redemption price per share* (Note 2)	$7.07

*	A 2% redemption fee is imposed on shares that are redeemed within 90 days of purchase.
See Notes to Financial Statements
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     7

Statement of Operations
Mount Lucas U.S. Focused Equity Fund
For the Year Ended September 30, 2008

Investment Income:

Dividends	$106,754
Interest	2,651

Total investment income	109,405

Expenses:

Investment advisory fees (Note 4)	34,787
Administration and accounting fees (Note 5)	90,821
Organizational expenses and offering costs (Note 2)	53,288
Registration and filing fees	26,283
Legal fees	25,684
Transfer agent fees (Note 5)	25,234
Custodian fees (Note 5)	13,612
Trustees’ fees and expenses (Note 4)	8,919
Insurance expense	8,115
Printing fees	4,836
Chief Compliance Officer fees (Note 4)	2,032
Audit fees	2,000
Other	900

Subtotal	296,511
Fees waived and reimbursed by Adviser (Note 4)	(191,013)
Fees waived by Fund’s service provider (Note 5)	(61,434)

Total net expenses	44,064

Net Investment Income	65,341

Realized and Unrealized
Loss on Investments:
Net realized loss on investments	(961,276)
Net change in unrealized depreciation on investments	(571,711)

Net Realized and Unrealized
Loss on Investments	(1,532,987)

Net Decrease in Net Assets
Resulting from Operations	$(1,467,646)

See Notes to Financial Statements
8     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Statements of Changes in Net Assets
Mount Lucas U.S. Focused Equity Fund

	For the Year Ended	For the Period Ended
	September 30, 2008	September 30, 2007*
Operations:

Net investment income	$65,341	$—
Net realized loss on investments	(961,276)	—
Net change in unrealized depreciation on investments	(571,711)	—

Net decrease in net assets resulting from operations	(1,467,646)	—

Distributions to Shareholders from:

Net investment income	(30,240)	—

Total distributions to shareholders	(30,240)	—

Capital Stock Transactions (Class I):

Shares sold	6,194,491	10
Shares issued as reinvestment of distributions	28,462	—

Net increase in net assets from capital stock transactions	6,222,953	10

Net increase in net assets	4,725,067	10

Net Assets:

Beginning of period	10	—

End of period	$4,725,077	$10

Undistributed net investment income	$98,128	$—

Capital Share Transactions (Class I):

Shares sold	665,342	1
Shares issued as reinvestment of distributions	2,983	—

Net increase in shares outstanding	668,325	1

*	The Fund commenced operations on September 28, 2007.
See Notes to Financial Statements
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     9

Financial Highlights
Mount Lucas U.S. Focused Equity Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the
	Year Ended	Period Ended
	09/30/08	09/30/07(1)
	Class I	Class I
Net asset value, beginning of period	$10.00	$10.00

Income (Loss) from Investment Operations:

Net investment income	0.12 (2)	—
Net realized and unrealized loss on investments	(2.99)	—

Total from investment operations	(2.87)	—

Less Distributions:

From net investment income	(0.06)	—

Total distributions	(0.06)	—

Net asset value, end of period	$7.07	$10.00

Total return	(28.88%)	—%

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$4,725	$—
Operating expenses:
Before expense reimbursement/waiver	6.39%	—%
After expense reimbursement/waiver	0.95%	—%
Net investment income	1.41%	—%
Portfolio turnover rate	89.99%	—%

(1)	The Fund commenced operations on September 28, 2007.

(2)	Calculated based on the average number of shares outstanding during the period.
See Notes to Financial Statements
10     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Notes to Financial Statements
September 30, 2008
1. Organization
The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a separate series of the BHR Institutional Funds (the “Trust”), a registered investment management company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2008, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on September 28, 2007. The financial statements of the remaining series in the Trust are presented in separate documents. The Fund is a non-diversified portfolio as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund seeks capital appreciation and invests in large capitalization U.S. common stocks with value characteristics. Under normal market conditions, the Fund invests at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies. The Fund will typically hold between 20 and 40 stocks.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:
Security Valuation: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee using the Fair Value Procedures approved by the Board of Trustees.
Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Organizational Expenses and Offering Costs:
Organizational expenses and offering costs have been incurred by the Fund. Organizational costs consist of costs incurred to establish the company and enable it legally to do business and are charged to expense as they are incurred. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.
Security Transactions and Related Investment Income:
Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.
Expenses: Expenses attributable to a specific fund in the Trust shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.
Net Asset Value Per Share: The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern Time).
Distributions to Shareholders: The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.
Redemption Fees: The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the net asset value of total redemption
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     11

Notes to Financial Statements
(Continued)
proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.
3. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivative instruments and hedging activities are accounted for, and how derivative instruments and hedging activities affect an entity’s financial performance and financial position. Disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.
4. Investment Advisory Fees and Other Transactions
The Fund has entered into an investment management agreement with BHR Fund Advisors, LP (“BHR” or the “Adviser”) (the “Advisory Agreement”) pursuant to which BHR provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund. As investment adviser to the Fund, BHR has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Fund.
BHR has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Mount Lucas Management Corp. (“Mount Lucas”), pursuant to which Mount Lucas serves as sub-adviser to the Fund. Sub-advisory fees are paid by BHR, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, BHR and Mount Lucas provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.
For its services as investment Sub-Adviser to the Funds, Mount Lucas is entitled to receive investment sub-advisory fees from BHR at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Mount Lucas is paid 0.25% on the first $200,000,000 and 0.60% on the balance of the average daily net assets.
On July 14, 2008, BHR and its partners sold a majority of the partnership interests of the Adviser to 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. (“DundeeWealth”) (the “Transaction”). The Transaction resulted in a change in control of the Adviser and therefore, constituted an assignment, automatically terminating the Advisory Agreement and the Sub-Advisory Agreement (together, the “Original Agreements”) with respect to the Fund, in accordance with the 1940 Act. On May 8, 2008, the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, a new investment management agreement between the Fund and the Adviser and a new sub-advisory agreement between the Adviser and Mount Lucas (together, the “New Agreements”). The terms of the New Agreements are substantially similar to the terms of the Original Agreements with respect to services provided by the Adviser and have identical fee structures. To avoid disruption of the Fund’s investment management program, on May 20, 2008 the Board approved an interim investment management agreement between the Adviser and the Fund and an interim sub-advisory agreement between the Adviser and Mount Lucas (together the “Interim Agreements”) with respect to the Fund. The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act and became effective upon consummation of the Transaction. To permit BHR to continue as investment adviser and Mount Lucas to continue as sub-adviser to the Fund after the expiration of the Interim Agreements, shareholders of the Fund were asked to approve the New Agreements. At a special meeting of shareholders held on August 29, 2008, shareholders of the Fund approved the New Agreements.
The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 0.95% for the Class
12     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Notes to Financial Statements
(Continued)
I shares of the Fund during the first three years of Fund operations (“Expense Limitation”). If at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements, as long as Expense Limitations are maintained. For the year ended September 30, 2008, the Adviser waived fees and reimbursed the Fund $191,013. The balance of recoverable expenses to the Adviser at September 30, 2008 was $191,013.
The Trust does not pay any fees to its Officers for their services as such, except for the Chief Compliance Officer, who receives $1,250 per month from the entire Trust. For the year ended September 30, 2008, the Fund was allocated $2,032 in Chief Compliance Officer fees. The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.
5. Other Service Providers
The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. PNCGIS also acts as transfer agent and dividend disbursing agent for the Fund, and for these services, PNCGIS receives a monthly fee based on shareholder processing activity during the month.
PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.
PFPC Trust Company acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.
Pursuant to a services agreement, PNCGIS has agreed to waive $61,434 in administrative and accounting, custodial and transfer agent fees for the Fund for the year ending September 30, 2008.
6. Distributions To Shareholders
The tax character of distributions paid during the year ended September 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$30,240
7. Investment Transactions
Investment transactions for the year ended September 30, 2008, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$10,155,824	$3,946,518
8. Federal Income Taxes
The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.
At September 30, 2008, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$105,557
Other book/tax differences	(7,429)
Deferred post-October losses	(953,379)
Unrealized depreciation	(579,608)

Total accumulated losses	$(1,434,859)

The differences between book and tax-basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales.
Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.
Under the current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2008, the Fund had post-October losses of $953,379.
In July 2006, FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), was released. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns (for tax years ended September 30, 2007 and 2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     13

Notes to Financial Statements
(Continued)
9. Reclassifications
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2008, the reclassifications were as follows:

Increase
Decrease	Undistributed Net
Paid-in Capital	Investment Income
$(63,027)	$63,027
10. Concentration Risks
Although the Fund has a diversified investment portfolio, it may, at certain times, have concentrations which may cause the Fund to be more sensitive to economic changes or events occurring in certain sectors.
11. Indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.
14     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Report Of Independent Registered Public Accounting Firm
To the Board of Trustees of BHR Institutional Funds and the Shareholders of
Mount Lucas U.S. Focused Equity Fund
We have audited the accompanying statement of assets and liabilities of the Mount Lucas U.S. Focused Equity Fund, a series of beneficial interest of BHR Institutional Funds, as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period September 28, 2007 (commencement of operations) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mount Lucas U.S. Focused Equity Fund as of September 30, 2008, and the results of its operations for the year then ended, and changes in its net assets and financial highlights for the year then ended and for the period September 28, 2007 through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania
November 25, 2008
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     15

Board Considerations Regarding New Investment Management and
Sub-Advisory Agreements (Unaudited)
As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), unanimously approved (i) the new investment management agreement between BHR and the Trust on behalf of the Fund and (ii) the new sub-advisory agreement between BHR and Mount Lucas at a special meeting of the Board held on May 8, 2008.
In determining whether to approve the new investment management agreement and new sub-advisory agreement, the Board exercised its business judgment and considered information about BHR, Mount Lucas and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the new investment management and sub-advisory agreements.
1 Nature, Extent and Quality of Services Provided to the Fund
The Board considered the scope and quality of services expected to be provided by BHR and Mount Lucas, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the investment program of the Fund, BHR provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that BHR would pay for all compensation of officers of the Trust that are also employees of BHR. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by BHR and Mount Lucas are satisfactory.
2 Investment Performance of the Fund
The Trustees considered the investment experience of BHR and Mount Lucas. The Trustees considered the performance of the Fund as well as historical performance of other accounts managed by Mount Lucas using investment strategies substantially similar to those of the Fund.
3 Costs of Services Provided and Profits Realized by the Adviser
In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group. The Board noted that the Fund’s advisory fee and expense ratio were generally in line with those of its peer group. The Board also noted BHR’s agreement to limit the total expenses of the Fund for a period of three years from commencement of operations. They noted that these expense limitations would not be affected by the Transaction. The Board also noted that Mount Lucas’ fees will be paid entirely by BHR so that no additional expenses would be borne by shareholders for the engagement of Mount Lucas.
4 Economies of Scale and Fee Levels Reflecting Those Economies
The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.
16     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Board Considerations Regarding New Investment Management and
Sub-Advisory Agreements (Unaudited)
(Continued)
5 Other Benefits to the Adviser
In addition to the above factors, the Trustees also discussed other benefits received by BHR and Mount Lucas from their management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future. The Trustees also considered the letter agreements entered into between BHR and Mount Lucas which, subject to applicable law and fiduciary duties, could in certain circumstances, allow BHR to receive compensation from Mount Lucas in the event the Fund is reorganized out of the Trust.
6 Section 15(f) of the 1940 Act
The Trustees also considered whether the arrangements between BHR and the Fund comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the Trust as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Trust or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Trust (other than bona fide ordinary compensation as principal underwriter for the Trust).
In connection with the first condition of Section 15(f), the Trustees noted that the Trust’s Nominating Committee was currently searching for an additional Independent Trustee so that at the closing of the transaction, at least 75% of the Trustees would not be “interested persons” (as defined in the 1940 Act) of the Adviser for a period of three years and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser has represented that the transaction will not have an economic impact on the Adviser’s ability to provide services to the Fund, no fee increases are contemplated and the Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the transaction.
Conclusion
The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the new investment management and new sub-advisory agreements were fair and reasonable with respect to the services that BHR and Mount Lucas would each provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     17

Interested and Independent Trustees of the Trust (Unaudited)
The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address,	Held with	Time	During Past 5	Overseen by	Held by
Year of Birth	the Funds	Served*	Years	Director	Trustee

Interested Trustee:**
Amy Duling BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1967	Chairman and Trustee	Since June 2006	BHR Fund Advisors, LP, Managing Partner; Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006); Turner Investment Partners, National Account Director (1999-2004).	5	None

Independent Trustees:

Gary Shugrue c/o BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer.	5	Quaker Investment Trust (registered investment company)

Dr. James Patton c/o BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1957	Trustee	Since October 2006	Comprehensive Oncology Care, LLC, President; Millennium Oncology Management, Inc., Vice President; Liberty View Equity Partners SBIC, LP, Principal (1999-2004).	5	Advaxis, Inc.

Malcolm MacColl c/o BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1951	Trustee	Since September 2008	Cowen Asset Management, LLC, Chairman & Chief Executive Officer; Essex Investment Management Company, LLC, Co-CEO & Managing Principal (1994-2006)	5	None

*	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

**	Ms. Duling is an “interested person” of the Trust and the Adviser as defined in the 1940 Act because she is an officer of the Adviser.
18     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

Officers of the Trust (Unaudited)
The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Term of Office and
Name, Address,	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with the Funds	Served	During Past 5 Years

Peter Moran 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1961	President	Since October 2006	BHR Fund Advisors, LP, Managing Partner; Constellation Investment Management Company, President (2005-2006); Turner Investment Partners, Director of Intermediary & Mutual Fund Distribution (1997-2005).

John Leven 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1957	Treasurer	Since October 2006	BHR Fund Advisors, LP, Director of Finance; Constellation Investment Management Company, Chief Financial Officer (2004-2006); SEI Investments, Account Director (2001-2004), Director of Fund Accounting (1999-2001).

Holly Butson 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1958	Chief Compliance Officer	Since September 2008	BHR Fund Advisors, LP, Chief Compliance Officer, StoneRidge Investment Partners, LLC, Chief Compliance and Operating Officer (2004-2008); PFPC Trust Company, Assistant Director, Global Securities Lending Operations (2000-2004).

Amy Duling BHR Fund Advisors LP 1160 W. Swedesford Road Suite 140 Berwyn, PA 19312 YOB: 1967	Secretary	Since July 2008	BHR Fund Advisors, LP, Managing Partner; Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006); Turner Investment Partners, National Account Director (1999-2004).
BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report     19

Additional Fund Information
September 30, 2008
(Unaudited)
Proxy Voting Information
A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or on the Fund’s website at http://www. bhrfunds.com.
Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2008 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Information on Form N-Q
The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Submission of Matters to a Vote of Shareholders
At a special meeting of the Trust held on August 29, 2008, shareholders elected the members of the Board. Amy Duling, Gary Shugrue, Dr. James Patton and Malcolm MacColl were each elected for an indefinite term. The number of votes cast in favor of each Trustee was 1,651,922 and there were no abstentions or votes withheld. At the meeting, shareholders of the Fund voted to approve a new investment management agreement between BHR and the Fund and a new sub-advisory agreement between BHR and Mount Lucas with respect to the Fund. The results of the voting were as follows:

	Number of Votes	Number of Votes	Number of Votes
Proposal	for the Proposal	Against the Proposal	Abstained
Approval of New Advisory Agreement	328,007	0	0
Approval of New Sub-Advisory Agreement	328,007	0	0
Tax Information
Qualified Interest Income
For the year ended September 30, 2008, 2.42% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.
Qualified Dividend Income
For the year ended September 30, 2008, 74.04% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.
Dividends Received Deduction
For the year ended September 30, 2008, 74.04% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.
20     BHR Mount Lucas U.S. Focused Equity Fund 2008 Annual Report

1160 W. Swedesford Rd. Suite 140 Berwyn, PA 19312 t: 610 854 0900 f: 610 640 2933 w: www.bhrfunds.com

AG Small Cap Core Fund
Annual Report
September 30, 2008

Contents

1 Letter to Shareholders

3 Disclosure of Fund Expenses

4 Investment Review

5 Schedule of Investments

6 Financial Statements

10 Notes to Financial Statements

13 Report of Independent Registered Public Accounting Firm

14 Board Considerations Regarding Investment Management and Sub-Advisory Agreements

16 Interested and Independent Trustees of the Trust

17 Officers of the Trust

18 Additional Fund Information
This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.
Shares of the Fund are distributed by PFPC Distributors, Inc. 760 Moore Road, King of Prussia, PA 19406
BHR AG Small Cap Core Fund 2008 Annual Report

Letter to Shareholders
September 30, 2008
(Unaudited)
Dear Fellow Shareholder:
During the past year, we have been faced with an unprecedented global economic crisis. This crisis began with a number of seemingly unrelated events, but quickly became a line of cascading dominos, with each consecutive domino causing further damage to our economy and the broad financial markets. As President of the BHR Institutional Funds, I would like to offer my impressions of the economic events that have taken place over the past year. I hope that this helps to provide perspective on the impact that recent market turmoil has had on your investments in the BHR Institutional Funds.
Over the past 20 years, the financial markets have undergone substantial changes as advances in technology and the move toward globalization have pushed the boundaries of financial innovation. As I have watched the events of the last year unfold, I have focused on four trends that I believe have contributed to the current economic environment. The first trend is the unstoppable move toward a truly global economy and the advancement of capitalism around the world. I believe that this is ultimately a positive trend that will set the stage for continued investment opportunities in the decades ahead. However, in the current environment it has combined with a number of other trends to push markets nearly to the breaking point. The second trend has been the steady drive toward deregulation in the financial markets. This trend has been supported in all corners of the United States political system and by governments abroad. In general, less government regulation is good for capital formation and innovation. Deregulation supported a third trend of financial product engineering and the development of innovative, but very complex financial instruments. These were designed, tested, packaged and rated by the smartest people in our global financial system. Capital formation drives profit and, while profit is one of the strongest motivations in a capitalist economy, overreaching for profits led to the fourth trend, which was widespread speculation and greed. Greed took many forms, including fraudulent lending practices, poor assessment of credit risk and rampant real estate speculation.
These trends set the stage for the difficulties that we now face. In short, if the global economy was a forest, conditions were the following: a hot summer, no rain, high winds, air tankers in for repairs and all of the smoke jumpers away on vacation. All we needed was a spark.
After the technology bubble burst and the terrorist attacks of 9/11, the Federal Reserve flooded the credit markets with low cost funds. At the same time, the trends outlined above were becoming more evident in the marketplace. Increased global demand contributed to a spike in commodity prices which concerned the Federal Reserve. As a result, the Federal Reserve began tightening, which was the normal course of action in an effort to head off inflation. Unfortunately, this appears to have been the spark that lit the fire. In recent testimony to Congress, former Federal Reserve Chairman Alan Greenspan indicated the Federal Reserve likely kept interest rates too low for too long. There may have been a small window of opportunity to reverse course, unwind many of the complex securities and immediately take steps to regulate certain aspects of the markets, but those steps were not taken. Panic spread through the markets and began escalating out of control after the collapse of Bear Stearns in the spring of 2008.
It is likely that the collapse of the Bear Stearns’ hedge funds in the summer of 2007 was a fire alarm that the Fed and others chose to ignore. In hindsight, it was certainly an indication that four seemingly unrelated and mostly positive trends had become entwined in such a way as to threaten the solvency of the global economy. This global crisis culminated in approval of the Troubled Assets Relief Program (TARP) which was enacted through emergency bipartisan action in Congress. We believe, in keeping with our forest fire analogy, 50% of the forest has been destroyed, some is still on fire and now the clean up must begin. We live, now and forever, in a complex global economy.
We recognize that the BHR Institutional Funds and you, our shareholders, did not escape the impact of the global economic meltdown. All of our mutual funds have experienced negative returns for the period ending September 30, 2008 and have underperformed their benchmarks. The asset management firms that provide investment services to our Funds employ an active approach to security selection. We know that means that there will be market environments in which our Funds will underperform. However, knowing that may happen does not make the experience any less painful for our shareholders. It is difficult to measure the skill of an investment manager during a volatile and unprecedented market environment like we have experienced this year. But we want to assure our shareholders that we and our investment managers are dedicated to achieving better results in the future. We are invested side by side with our

BHR AG Small Cap Core Fund 2008 Annual Report 1

shareholders and understand the frustration of underperformance. We seek to be good stewards of your investments in the BHR Institutional Funds and will continue to work to review and oversee the strategies and policies of the portfolios that we offer to investors.
Finally, I would like to update you on a significant and positive development at BHR Fund Advisors, the adviser to the BHR Institutional Funds. In July 2008, BHR Fund Advisors was acquired by a wholly-owned subsidiary of DundeeWealth, Inc. DundeeWealth is one of Canada’s leading independent financial services firms. DundeeWealth oversees more than $50 billion in assets under management and administration. It is listed on the Toronto Stock Exchange (TSX: DW). BHR Fund Advisors is the first U.S. acquisition for DundeeWealth and provides DundeeWealth with a platform for entry into the world’s largest investment market.
In Canada, DundeeWealth has a proud and long history of serving the needs of Canadian investors. Their mutual fund family, Dynamic Funds, is one of the most well regarded mutual fund families in Canada. This new partnership presents an exciting opportunity for BHR and we believe that it offers BHR, our clients and shareholders with substantial short and long term benefits. We will have an improved ability to draw on resources associated with a large global financial services firm to develop infrastructure that will serve all of our clients and partners. With their full support, we expect to improve many facets of our company and to continue our focus on being solid fiduciaries for your investments.
We built our business on four guiding principals:
•	Deliver quality at low cost.

•	Provide transparency for investors by co-branding with our sub-advisors

•	Provide rigorous oversight of our Funds.

•	Offer innovative products designed to meet investor needs.
These continue to serve as the foundation for our long term business strategy. We thank you for your confidence during this difficult year and look forward to serving your investment needs in the future.
Best Regards,
Peter J. Moran
President
BHR Institutional Funds

2 BHR AG Small Cap Core Fund 2008 Annual Report

Disclosure of Fund Expenses
For the Period September 12, 2008 to September 30, 2008 (Unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the AG Small Cap Core Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
This table illustrates your Fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or exchange fees. The Fund has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Please also note that while the Fund commenced operations on September 12, 2008, “Expenses Paid During the Period” reflect projected activity for the full six-month period as opposed to the shorter since inception period. This projection assumes that the annualized expense ratio during the period was in effect from April 1, 2008 to September 30, 2008.

	Beginning	Ending
	Account Value	Account Value	Expense	Expenses Paid
	09/12/08	09/30/08	Ratio(1)	During the Period(2)

AG Small Cap Core Fund — Class I

Actual Fund Return	$1,000.00	$978.00	1.05%	$5.16
Hypothetical 5% Return	$1,000.00	$1,019.64	1.05%	$5.27

(1)	Annualized, based on the Fund’s expenses for the period.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182, then divided by 366 to reflect the one-half year period.

BHR AG Small Cap Core Fund 2008 Annual Report 3

Investment Review
AG Small Cap Core Fund
September 30, 2008 (Unaudited)
Investment Philosophy & Process
The Fund is subadvised by AG Asset Management LLC (“AG”). AG believes that the best way to seek to achieve consistently superior returns is through an investment philosophy in which portfolio decisions are based upon extensive internally generated fundamental research and analysis. AG relies on internally generated fundamental equity research for all equity positions, which AG believes generally allows them to operate independently of widely used, published sources of information and provides a potential advantage over many competitors in the selection of securities.
AG employs a relative value approach which identifies companies at the low end of their historical valuation range or low compared to similar companies. AG believes the small cap markets are inefficient and are becoming more so as Wall Street downsizes its research departments. AG exploits this inefficiency with intense fundamental research and bottom-up stock picking.
AG’s stock selection process is the result of a disciplined team approach. Utilizing a variety of sources, AG develops a working list of companies that meet market capitalization and minimum financial criteria. The resulting universe of stocks is divided into detailed industry screens to compare valuations of similar companies on a variety of measures. Variables examined include, without limitation, price/earnings, price/cash flow, price/sales, price/book value, earnings, cash flow, sales, asset values, and balance sheet measures, but the process is not limited to any single absolute criterion. The narrowed universe of attractively valued stocks is the focus of more intensive fundamental research including direct contact with senior company management, review of competitors and customers, and the development of detailed earnings projections. Companies that AG believes offer the most compelling risk/reward relationship are purchased to build a portfolio of approximately 35-55 stocks.
Stocks may be sold, without limitation, when they reach a target price, there is a change in company fundamentals, a more attractive, compelling opportunity is presented or the portfolio is rebalanced.
Performance Review
Since the inception of the Fund on September 12, 2008 through the period ending September 30, 2008, the Fund returned -2.20% versus a return of -5.39% for benchmark Russell 2000 Index for the same period.
Fund performance benefited from holdings in FBR Capital Corporation, an investment banking and asset management company, and First Bancorp of Puerto Rico. Detractors from relative performance included Energy Solutions, a provider of nuclear services to government and commercial customers, and Hexcel Corporation, a developer of advanced structural and composite materials. Because of the recent start date and the very short performance history of the Fund through the period ending September 30, 2008, it is difficult to provide more meaningful analysis of the drivers of performance results for the Fund relative to the benchmark and the overall market environment.
The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.
The Russell 2000 Index measures the performance of the small cap segment of the US equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.
Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

4 BHR AG Small Cap Core Fund 2008 Annual Report

Schedule of Investments
AG Small Cap Core Fund
September 30, 2008

	Number	Market
	of Shares	Value

COMMON STOCKS - 97.8%

Consumer Discretionary - 15.2%

Centex Corp.	3,300	$53,460
Domino’s Pizza, Inc.*	4,850	58,879
Life Time Fitness, Inc.*	1,850	57,849
Maidenform Brands, Inc.*	4,250	61,667
Martha Stewart Living
Omnimedia Class A*	7,800	66,378

		298,233

Consumer Staples - 5.6%

Prestige Brands Holdings, Inc.*	6,100	54,168
United Natural Foods, Inc.*	2,250	56,227

		110,395

Energy - 5.3%

Cal Dive International, Inc.*	4,950	52,470
Swift Energy Co.*	1,310	50,684

		103,154

Financials - 10.4%

FBR Capital Markets Corp.*	13,250	85,860
First BanCorp./Puerto Rico	7,500	82,950
MFA Mortgage Investments, Inc. REIT	5,250	34,125

		202,935

Health Care - 8.5%

American Medical Systems Holdings, Inc.*	3,400	60,384
Analogic Corp.	1,025	51,004
SXC Health Solutions Corp.*	3,650	55,663

		167,051

Industrials - 29.6%

Albany International Corp. Class A	2,100	57,393
Con-way, Inc.	700	30,877
EnergySolutions, Inc.	4,440	44,400
Granite Construction, Inc.	1,750	62,685
Hexcel Corp.*	3,050	41,755
Insituform Technologies, Inc. Class A*	3,400	50,864
Kelly Services, Inc. Class A	2,800	53,340
Kforce, Inc.*	5,150	52,582
MasTec, Inc.*	4,400	58,476
Orbital Sciences Corp.*	2,700	64,719
Oshkosh Corp.	4,700	61,852

		578,943

Information Technology - 16.5%

Checkpoint Systems, Inc.*	3,100	58,342
Microsemi Corp.*	2,450	62,426
Standard Microsystems Corp.*	2,100	52,458
Teradyne, Inc.*	6,500	50,765
Xyratex Ltd*	4,000	44,520
Zoran Corp.*	6,600	53,856

		322,367

Materials - 3.2%

Wausau Paper Corp.	6,100	$61,793

Utilities - 3.5%

Allete, Inc.	1,550	68,975

Total Common Stocks (Cost $1,965,355)		1,913,846

	Principal
	Amount

SHORT-TERM INVESTMENT - 3.6%

PNC Bank Money Market
Account 1.49%***, due 10/01/2008 $70,427		70,427

Total Short-Term Investment (Cost $70,427)		70,427

Total Investments - 101.4% (Cost $2,035,782)**		1,984,273

Liabilities in Excess of Other Assets — (1.4%)		(27,297)

NET ASSETS - 100.0%		$1,956,976

REIT — Real Estate Investment Trust

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $2,035,782 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$63,246
Gross unrealized depreciation	(114,755)

Net unrealized depreciation	$(51,509)

***	Current yield.

Sector Allocation	% of Net Assets

Industrials	29.6%
Information Technology	16.5
Consumer Discretionary	15.2
Financials	10.4
Health Care	8.5
Consumer Staples	5.6
Energy	5.3
Utilities	3.5
Materials	3.2
Other Assets — Net	2.2

100.0%

See Notes to Financial Statements

BHR AG Small Cap Core Fund 2008 Annual Report 5

Statement of Assets and Liabilities
AG Small Cap Core Fund
September 30, 2008

Assets:

Investments, at market value (cost $2,035,782) (Note 2)	$1,984,273
Receivable for investments sold	28,919
Dividends and interest receivable	529
Deferred offering expenses (Note 2)	8,560
Prepaid expenses	303

Total assets	2,022,584

Liabilities:

Payable for investments purchased	55,913
Payable to investment adviser (Note 5)	8,382
Administration and accounting fees payable (Note 6)	303
Chief Compliance Officer fees payable (Note 5)	32
Other accrued expenses	978

Total liabilities	65,608

Net Assets	$1,956,976

Net Assets consist of:

Paid-in-capital	$1,999,550

Undistributed net investment income	119
Accumulated net realized gain on investments	8,816
Net unrealized depreciation on investments	(51,509)

Net Assets	$1,956,976

Shares Outstanding — Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	200,001

Net asset value, offering and redemption price per share	$9.78

See Notes to Financial Statements

6 BHR AG Small Cap Core Fund 2008 Annual Report

Statement of Operations
AG Small Cap Core Fund
For the Period Ended September 30, 2008*

Investment Income:

Dividends	$227
Interest	302

Total investment income	529

Expenses:

Investment advisory fees (Note 5)	746
Administration and accounting fees (Note 6)	7,386
Organizational expenses and offering costs (Note 2)	2,997
Transfer agent fees (Note 6)	2,218
Custodian fees (Note 6)	1,120
Printing fees	270
Registration and filing fees	94
Insurance expense	82
Chief Compliance Officer fees (Note 5)	32
Other	38

Subtotal	14,983
Fees waived and reimbursed by Adviser (Note 5)	(4,322)
Fees waived by Fund’s service provider (Note 6)	(9,791)

Total net expenses	870

Net Investment Loss	(341)

Realized and Unrealized
Gain (Loss) on Investments:

Net realized gain on investments	8,816
Net change in unrealized depreciation on investments	(51,509)

Net Realized and Unrealized
Loss on Investments	(42,693)

Net Decrease in Net Assets
Resulting from Operations	$(43,034)

*	The Fund commenced operations on September 12, 2008.
See Notes to Financial Statements

BHR AG Small Cap Core Fund 2008 Annual Report 7

Statement of Changes in Net Assets
AG Small Cap Core Fund

For the Period Ended
September 30, 2008*
Operations:

Net investment loss	$(341)
Net realized gain on investments	8,816
Net change in unrealized depreciation on investments	(51,509)

Net decrease in net assets resulting from operations	(43,034)

Capital Stock Transactions (Class I):

Shares sold	2,000,010

Net increase in net assets from capital stock transactions	2,000,010

Net increase in net assets	1,956,976

Net Assets:

Beginning of period	—

End of period	$1,956,976

Undistributed net investment income	$119

Capital Share Transactions (Class I):

Shares sold	200,001

Net increase in shares outstanding	200,001

*	The Fund commenced operations on September 12, 2008.
See Notes to Financial Statements

8 BHR AG Small Cap Core Fund 2008 Annual Report

Financial Highlights
AG Small Cap Core Fund
For a Fund Share Outstanding Throughout the Period

	For the Period Ended
	September 30, 2008(1)
Net asset value, beginning of period	$10.00

Loss from Investment Operations:

Net investment loss	—	(2)(3)
Net realized and unrealized loss on investments	(0.22)

Total from investment operations	(0.22)

Net asset value, end of period	$9.78

Total return	(2.20	%)*

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$1,957
Operating expenses:
Before expense reimbursement/waiver	18.08	%**
After expense reimbursement/waiver	1.05	%**
Net investment loss	(0.41	%)**
Portfolio turnover rate	7.63	%*

(1)	The Fund commenced operations on September 12, 2008.

(2)	Amount represents less than $0.01 per share.

(3)	Calculated based on the average number of shares outstanding during the period.

*	Not annualized.

**	Annualized.
See Notes to Financial Statements

BHR AG Small Cap Core Fund 2008 Annual Report 9

Notes to Financial Statements
September 30, 2008
1.	Organization
The AG Small Cap Core Fund (the “Fund”) is a separate series of the BHR Institutional Funds (the “Trust”), a registered investment management company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2008, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on September 12, 2008. The financial statements of the remaining series in the Trust are presented in separate documents. The Fund is a diversified portfolio as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund seeks long-term capital appreciation and invests in small capitalization stocks with good earning prospects and attractive valuations relative to similar companies. Under normal market conditions, the Fund invests at least 80% of its assets in publicly traded U.S. equity securities of small capitalization companies. Small capitalization companies are defined as companies within the range of the capitalization of companies constituting the Russell 2000 Index. The Fund will generally hold in between 35-55 stocks in its portfolio.
2.	Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:
Security Valuation: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee using the Fair Value Procedures approved by the Board of Trustees.
Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Organizational Expenses and Offering Costs:
Organizational expenses and offering costs have been incurred by the Fund. Organizational costs consist of costs incurred to establish the company and enable it legally to do business and are charged to expense as they are incurred. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.
Security Transactions and Related Investment Income:
Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.
Expenses: Expenses attributable to a specific fund in the Trust shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.
Net Asset Value Per Share: The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern Time).
Distributions to Shareholders: The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

10 BHR AG Small Cap Core Fund 2008 Annual Report

Notes to Financial Statements
(Continued)
3.	Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”)
In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of September 12, 2008. The three levels of fair value hierarchy under FAS 157 are described below:
Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The summary of inputs used to value the Fund’s net assets as of September 30, 2008 is as follows:

AG Small Cap Core
Level 1 - Quoted Prices	$1,984,273
Level 2 - Other Significant
Observable Inputs	0
Level 3 - Significant
Unobservable Inputs	0

Total Market Value of Investments	$1,984,273

4.	Recent Accounting Pronouncements
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivative instruments and hedging activities are accounted for, and how derivative instruments and related hedging activities affect an entity’s financial performance and financial position. Disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.
5.	Investment Advisory Fees and Other Transactions
The Fund has entered into an investment management agreement with BHR Fund Advisors, LP (“BHR” or the “Adviser”) (the “Advisory Agreement”) pursuant to which BHR provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.90% of the average daily net assets of the Fund. As investment adviser to the Fund, BHR has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Fund.
BHR has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with AG Asset Management LLC (“AG”), pursuant to which AG serves as sub-adviser to the Fund. Sub-advisory fees are paid by BHR, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, BHR and AG provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.
For its services as investment Sub-Adviser to the Fund, AG is entitled to receive investment sub-advisory fees from BHR at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. AG will be paid 0.15% on the first $25,000,000; 0.75% on the next $75,000,000; and 0.85% on the balance of the average daily net assets.
The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 1.05% during the first three years of Fund operations (“Expense Limitation”). If at any point during the first three years of Fund operations, for the Class I Shares of the Fund, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements, as long as Expense Limitations are maintained. For the period ended September 30, 2008, the Adviser waived fees and reimbursed the Fund $4,322. The balance of recoverable expenses to the Adviser at September 30, 2008 was $4,322.
The Trust does not pay any fees to its Officers for their services as such, except for the Chief Compliance Officer, who receives $1,250 per month from the entire Trust. For the period ended September 30, 2008, the Fund was allocated $32 in Chief Compliance Officer fees. The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

BHR AG Small Cap Core Fund 2008 Annual Report 11

Notes to Financial Statements
(Continued)
6.	Other Service Providers
The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. PNCGIS also acts as transfer agent and dividend disbursing agent for the Fund, and for these services, PNCGIS receives a monthly fee based on shareholder processing activity during the month.

PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

PFPC Trust Company acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Pursuant to a services agreement, PNCGIS has agreed to waive $9,791 in administrative and accounting, custodial and transfer agent fees for the Fund for the period from September 12, 2008 to September 30, 2008.
7.	Investment Transactions
Investment transactions for the period ended September 30, 2008, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$ 2,102,637	$146,098
8.	Federal Income Taxes
The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.
At September 30, 2008, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$8,935
Unrealized depreciation	(51,509)

Total accumulated losses	$(42,574)

In July, 2006, FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), was released. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.
9.	Reclassifications
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2008, the reclassifications were as follows:

Increase
Decrease	Undistributed Net
Paid-in Capital	Investment Income
$(460)	$460
10.	Concentration Risks
Although the Fund has a diversified investment portfolio, it may, at certain times, have concentrations which may cause the Fund to be more sensitive to economic changes or events occurring in certain sectors.
11.	Indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12 BHR AG Small Cap Core Fund 2008 Annual Report

Report Of Independent Registered Public Accounting Firm
To the Board of Trustees of BHR Institutional Funds and the Shareholders of
AG Small Cap Core Fund
We have audited the accompanying statement of assets and liabilities of the AG Small Cap Core Fund, a series of beneficial interest of BHR Institutional Funds, including the schedule of investments, as of September 30, 2008, and the related statement of operations and the statements of changes in net assets and financial highlights for the period September 12, 2008 (commencement of operations) through September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AG Small Cap Core Fund as of September 30, 2008, the results of its operations, changes in its net assets, and financial highlights for the period September 12, 2008 through September 30, 2008, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania
November 25, 2008

BHR AG Small Cap Core Fund 2008 Annual Report 13

Board Considerations Regarding Investment Management and
Sub-Advisory Agreements (Unaudited)
As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), unanimously approved (i) the investment management agreement between BHR and the Trust on behalf of the Fund and (ii) the sub-advisory agreement between BHR and AG Asset Management LLC (“AG”) at special meetings held on April 1, 2008 and May 8, 2008.
In determining whether to approve the investment management agreement and sub-advisory agreement, the Board exercised its business judgment and considered information about BHR, AG and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the investment management and sub-advisory Agreements.
1	The Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser.
The Board considered the scope and quality of services expected to be provided by BHR and AG, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the investment program of the Fund, BHR and AG would provide, at their expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by BHR and AG were satisfactory.
2	The Performance of the Fund and the Adviser and Sub-Adviser.
The Trustees considered the investment experience of BHR and AG. The Trustees noted that since the Fund is new, the Fund’s performance will be evaluated on a periodic basis as compared to its peer group. However, the Trustees considered the historical performance of other accounts managed by AG using investment strategies substantially similar to those of the Fund.
3	Costs of Services Provided and Profits Realized by the Adviser.
In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratio of the Fund compared to its peer group. The Board noted that the Fund’s advisory fee and expense ratio were generally in line with those of its peer group. The Board also noted the Adviser’s agreement to limit the total expenses of the Fund for a period of three years from the commencement of operations. They noted that these expense limitations would not be affected by the Transaction. The Board also noted that the Sub-Adviser’s fees will be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of a Sub-Adviser.
4	The Extent to Which Economies of Scale Will be Realized as the Fund Grows and Whether Fee Levels Reflect Those Economies of Scale.
The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.

14 BHR AG Small Cap Core Fund 2008 Annual Report

Board Considerations Regarding Investment Management and
Sub-Advisory Agreements (Unaudited)
(Continued)
5	Ancillary Benefits and Other Factors.
In addition to the above factors, the Trustees also discussed other benefits to be received by BHR and AG from the management of the Fund, including the ability to market its advisory services for similar products in the future. The Trustees also considered the letter agreement entered into between BHR and AG which, subject to applicable law, could in certain circumstances, allow BHR to receive compensation from AG in the event the Fund is reorganized out of the Trust.
6	Section 15(f) of the 1940 Act.
The Trustees also considered whether the arrangements between BHR and the Fund comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the sale of the majority of the partnership interests of the Adviser (the “transaction”), at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the Trust as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Trust or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Trust (other than bona fide ordinary compensation as principal underwriter for the Trust).
In connection with the first condition of Section 15(f), the Trustees noted that the Trust’s Nominating Committee was currently searching for an additional Independent Trustee so that at the closing of the transaction, at least 75% of the Trustees would not be “interested persons” (as defined in the 1940 Act) of the Adviser for a period of three years and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser has represented that the transaction will not have an economic impact on the Adviser’s ability to provide services to the Fund, no fee increases are contemplated and the Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the transaction.
Conclusion
The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the investment management and sub-advisory agreements were fair and reasonable with respect to the services that BHR and AG would each provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

BHR AG Small Cap Core Fund 2008 Annual Report 15

Interested and Independent Trustees of the Trust (Unaudited)
The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address,	Held with	Time	During Past 5	Overseen by	Held by
Year of Birth	the Funds	Served*	Years	Director	Trustee

Interested Trustee:**
Amy Duling	Chairman	Since June	BHR Fund Advisors, LP,	5	None
BHR Fund Advisors LP	and Trustee	2006	Managing Partner;
1160 W. Swedesford Road			Constellation Investment
Suite 140			Management Company,
Berwyn, PA 19312			Executive VP of
YOB: 1967			Marketing & Product
Mgt. (2004-2006);
Turner Investment
Partners, National
Account Director
(1999-2004).

Independent Trustees:

Gary Shugrue	Trustee	Since	Ascendant Capital	5	Quaker
c/o BHR Fund Advisors LP		October	Partners, President		Investment
1160 W. Swedesford Road		2006	and Chief Investment		Trust
Suite 140			Officer.		(registered
Berwyn, PA 19312					investment
YOB: 1954					company)

Dr. James Patton	Trustee	Since	Comprehensive Oncology	5	Advaxis, Inc.
c/o BHR Fund Advisors LP		October	Care, LLC, President;
1160 W. Swedesford Road		2006	Millennium Oncology
Suite 140			Management, Inc., Vice
Berwyn, PA 19312			President; Liberty View
YOB: 1957			Equity Partners SBIC, LP,
Principal (1999-2004).

Malcolm MacColl	Trustee	Since	Cowen Asset	5	None
c/o BHR Fund Advisors LP		September	Management, LLC, Chairman
1160 W. Swedesford Road		2008	& Chief Executive Officer;
Suite 140			Essex Investment Management
Berwyn, PA 19312			Company, LLC, Co-CEO &
YOB: 1951			Managing Principal (1994-2006)

*	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents

**	Ms. Duling is an “interested person” of the Trust and the Adviser as defined in the 1940 Act because she is an officer of the Adviser.

16 BHR AG Small Cap Core Fund 2008 Annual Report

Officers of the Trust (Unaudited)
The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Term of Office and
Name, Address,	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with the Funds	Served	During Past 5 Years

Peter Moran	President	Since October	BHR Fund Advisors, LP,
1160 W. Swedesford Road		2006	Managing Partner;
Suite 140			Constellation Investment Management
Berwyn, PA 19312			Company, President (2005-2006);
YOB: 1961			Turner Investment Partners, Director of
Intermediary & Mutual Fund
Distribution (1997-2005).

John Leven	Treasurer	Since October	BHR Fund Advisors, LP, Director of
1160 W. Swedesford Road		2006	Finance; Constellation Investment
Suite 140			Management Company,
Berwyn, PA 19312			Chief Financial Officer (2004-2006);
YOB: 1957			SEI Investments, Account Director
(2001-2004), Director of Fund
Accounting (1999-2001).

Holly Butson	Chief Compliance	Since September	BHR Fund Advisors, LP,
1160 W. Swedesford Road	Officer	2008	Chief Compliance Officer, StoneRidge
Suite 140			Investment Partners, LLC, Chief Compliance
Berwyn, PA 19312			and Operating Officer (2004-2008);
YOB: 1958			PFPC Trust Company, Assistant Director,
Global Securities Lending
Operations (2000-2004).

Amy Duling	Secretary	Since July	BHR Fund Advisors, LP,
BHR Fund Advisors LP		2008	Managing Partner;
1160 W. Swedesford Road			Constellation Investment
Suite 140			Management Company,
Berwyn, PA 19312			Executive VP of
YOB: 1967			Marketing & Product
Mgt. (2004-2006);
Turner Investment
Partners, National
Account Director
(1999-2004).

BHR AG Small Cap Core Fund 2008 Annual Report 17

Additional Fund Information
September 30, 2008
(Unaudited)
Proxy Voting Information
A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or on the Fund’s website at http://www. bhrfunds.com.
Information regarding how the Fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Information on Form N-Q
The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18 BHR AG Small Cap Core Fund 2008 Annual Report

1160 W. Swedesford Rd. Suite 140 Berwyn, PA 19312 t: 610 854 0900 f: 610 640 2933 w: www.bhrfunds.com

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by this report, the registrant’s Board of Trustees has determined that Dr. James Patton and Gary Shugrue are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,500 for 2008 and $44,000 for 2007.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2007.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,500 for 2008 and $6,500 for 2007. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to BHR Fund Advisors, LP.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	n/a

(c)	100%

(d)	n/a
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $7,500 for 2008 and $6,500 for 2007.

(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		BHR Institutional Funds

By (Signature and Title)*		/s/ Peter Moran

Peter Moran, President
(principal executive officer)

Date	11/26/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Peter Moran

Peter Moran, President
(principal executive officer)

Date	11/26/08

By (Signature and Title)*		/s/ John Leven

John Leven, Treasurer
(principal financial officer)

Date	11/26/08

*	Print the name and title of each signing officer under his or her signature.